                                                                   Exhibit 10.17

                        CITADEL STANDBY CREDIT FACILITY

                           Dated as of July 28, 2000

                                    between

                         SUTTON HILL CAPITAL, L.L.C.,


                                  as Borrower
                                  -----------

                                      and

                         CITADEL HOLDING CORPORATION,


                                   as Lender
                                   ---------

                               TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
ARTICLE I    DEFINED TERMS.......................................................     1
         1.1      Definitions....................................................     1
         1.2      Accounting and Other Terms.....................................    10
         1.3      Certain Matters of Construction................................    10

ARTICLE II   CREDIT FACILITY.....................................................    11
         2.1      The Commitment.................................................    11
         2.2      Manner of Borrowing............................................    11
         2.3      Repayment of Principal. .......................................    12
         2.4      Payment of Interest............................................    12
         2.5      Voluntary Prepayment...........................................    12
         2.6      Mandatory Prepayment...........................................    13
         2.7      Note...........................................................    14
         2.8      Other Indebtedness.............................................    14

ARTICLE III  PAYMENTS; REDUCTION OF COMMITMENT; EXTENSION........................    14
         3.1      Manner of Payments.............................................    14
         3.2      Extension of Payments..........................................    14
         3.3      Computation of Interest........................................    15
         3.4      Reduction of Commitment........................................    15

ARTICLE IV   CONDITIONS OF LENDING...............................................    15
         4.1      Initial Conditions.............................................    15
         4.2      Continuing Conditions..........................................    17
         4.3      No Waiver of Conditions........................................    18

ARTICLE V    REPRESENTATIONS AND WARRANTIES......................................    18
         5.1      Status.........................................................    18
         5.2      Litigation.....................................................    19
         5.3      Compliance with Other Instruments..............................    19
         5.4      Binding Agreement..............................................    19
         5.5      Authorizations.................................................    20
         5.6      Regulation.....................................................    20
         5.7      Title to Property; Liens.......................................    20
         5.8      Taxes..........................................................    20
         5.9      Pension Plans..................................................    20
         5.10     Collateral.....................................................    20
         5.11     Location of Borrower...........................................    21
         5.12     Investment Company Act.........................................    21
         5.13     Membership Interests; Management...............................    21

         5.14     Brokerage Fees, etc.....................................................   21
         5.15     Financial Statements....................................................   21
         5.16     Name....................................................................   21
         5.17     Indebtedness; Other Agreements..........................................   21
         5.18     No Subsidiaries.........................................................   21

ARTICLE VI   AFFIRMATIVE COVENANTS........................................................   22
         6.1      Payment of Taxes........................................................   22
         6.2      Preservation of Existence...............................................   22
         6.3      Compliance with Laws....................................................   22
         6.4      Keeping of Books and Records; Inspection................................   22
         6.5      Notice of Certain Events................................................   22
         6.6      Financial Statements and Other Information..............................   23
         6.7      Maintenance of Property.................................................   23
         6.8      Use of Proceeds.........................................................   23
         6.9      Separate Existence......................................................   24

ARTICLE VII  NEGATIVE COVENANTS...........................................................   24
         7.1      Change in Nature of Business............................................   24
         7.2      Liens. .................................................................   25
         7.3      Other Indebtedness......................................................   26
         7.4      Consolidations, Mergers, etc............................................   26
         7.5      Pension Plans...........................................................   26
         7.6      Location of Borrower....................................................   26
         7.7      Sale, Lease, etc........................................................   26
         7.8      Fiscal Year.............................................................   26
         7.9      Liquidation, Dissolution, etc...........................................   26
         7.10     Loans...................................................................   26
         7.11     Change of Ownership or Management.......................................   26
         7.12     Dividends...............................................................   27
         7.13     Prohibition of Amendments or Waivers....................................   27
         7.14     Subsidiaries............................................................   27

ARTICLE VIII TERMS OF SUBORDINATION.......................................................   27
         8.1      Subordination of Indebtedness...........................................   27

ARTICLE IX   EVENTS OF DEFAULT............................................................   27
         9.1      Events of Default.......................................................   27
         9.2      Default Remedies........................................................   32
         9.3      Setoff..................................................................   32
         9.4      Default Interest........................................................   32
         9.5      Restrictions on Remedies................................................   33

ARTICLE X    COLLATERAL........................................................   33
         10.1     Borrower Collateral..........................................   33
         10.2     Equity Collateral............................................   33

ARTICLE XI   GENERAL PROVISIONS................................................   33
         11.1     Modification of Agreement; No Sale of Interest...............   33
         11.2     Indulgences Not Waivers......................................   33
         11.3     Severability.................................................   33
         11.4     Cumulative Rights; No Waiver.................................   34
         11.5     Execution in Counterparts....................................   34
         11.6     Notices......................................................   34
         11.7     Entire Agreement.............................................   35
         11.8     Governing Law................................................   35
         11.9     Waiver of Jury Trial.........................................   35
         11.10    General Waivers..............................................   36
         11.11    Limited Recourse.............................................   36
         11.12    Headings.....................................................   36
         11.13    Termination by Borrower......................................   36
         11.14    Accounting Terms.............................................   36
         11.15    Incorporation................................................   37
         11.16    Tax Forms....................................................   37

ARTICLE XII  LENDER COOPERATION................................................   37
         12.1     Lender Cooperation...........................................   37

                                                                            Page
                                                                            ----

EXHIBITS
Exhibit A                  Form of Note
Exhibit B                  Form of Notice of Borrowing
Exhibit C                  Opinion of Counsel to the Borrower
Exhibit D                  Schedule of Equipment
Exhibit E                  Pledge Agreement
Exhibit F                  Security Agreement
Exhibit G                  Intercreditor Agreement
Exhibit H                  Theatre Properties
Exhibit I                  Site Leases


SCHEDULES
Schedule 5.2               Litigation
Schedule 5.17              Indebtedness
Schedule 7.2               Liens

                        CITADEL STANDBY CREDIT FACILITY

     THIS CITADEL STANDBY CREDIT FACILITY, dated as of this 28/th/ day of July, 2000 (as amended, modified and supplemented from time to time, this "Agreement"), is entered into by and between CITADEL HOLDING CORPORATION (together with its permitted successors and assigns, the "Lender"), a Nevada corporation with an office at 550 South Hope Street, Suite 1825, Los Angeles, CA 90071, and SUTTON HILL CAPITAL, L.L.C. (together with its permitted successors and assigns, the "Borrower"), a New York limited liability company with its chief executive office and principal place of business at 120 North Robertson Boulevard, Los Angeles, California 90048.

                                   ARTICLE I

                                 DEFINED TERMS
                                 -------------

     I.1  Definitions. When used in this Agreement, each of the following terms
          -----------
defined in this Section 1.1 shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

     "Actual Knowledge" shall mean, with respect to the Borrower, the
      ----------------
     information, material or other represented item is actually known by James
     J. Cotter, Michael R. Forman or, with respect to representations and warranties as of the date hereof, Robert Smerling or Michael Conroy.

     "Affiliate" shall mean, as to any Person, any other Person controlling,
      ---------
     controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing. Notwithstanding the foregoing: (a) the Borrower and its Affiliates (the "Borrower's Affiliates") shall not include Reading, the Lender, and their respective Subsidiaries; (b) Reading, the Lender, and their respective Subsidiaries, on the one hand, and the Borrower and the Borrower's Affiliates, on the other hand, shall not be considered Affiliates of each other; and (c) none of Nationwide or any of its Affiliates shall be considered an Affiliate of Reading, Lender or any of their respective Subsidiaries or the Borrower or any of its Affiliates.

     "Agreement" shall mean this Citadel Standby Credit Facility, as the same
      ---------
     may be amended, restated, modified or supplemented from time to time.

     "Applicable Law" shall mean all laws, rules and regulations applicable to
      --------------
     the Person, conduct, transaction or covenant in question, including (a) all applicable common law and equitable principles; (b) all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations and orders of governmental bodies; and (c) all orders, judgments and decrees of all courts and arbitrators.

"Assets" shall mean any and all assets or property of any kind, real or
 ------
personal, tangible or intangible, now owned or hereafter acquired by the Borrower.

"Bankruptcy Code" shall mean Title 11 of the United States Code, as now
 ---------------
constituted or hereafter amended.

"Board of Governors" shall mean the Board of Governors of the Federal Reserve
 ------------------
Board.

"Borrower" shall have the meaning specified in the preamble to this Agreement.
 --------

"Borrower Collateral" shall mean the Equipment and all other assets of the
 -------------------
Borrower except Real Property Interests.

"Business Day" shall mean a day other than (a) a Saturday or a Sunday or (b) a
 ------------
day on which banks in New York City are permitted, required or authorized by law or executive order to close.

"Capitalized Lease" shall mean, as applied to any Person, any lease of any
 -----------------
property which in accordance with GAAP would be capitalized on that Person's balance sheet as lessee or for which the amount of the asset or liability thereunder, if so capitalized, should be disclosed in a note to such balance sheet.

"Citadel Cinemas" shall mean Citadel Cinemas, Inc., a Nevada corporation, which
 ---------------
is a subsidiary of Lender, and its successors and assigns (including successors or assigns as tenant under the Lease Agreement).

"Closing Date" shall mean the date upon which this Agreement is executed by the
 ------------
Lender and the Borrower.

"Collateral" shall mean the Equity Collateral and the Borrower Collateral.
 ----------

"Commitment" shall mean, at any time, the obligation of the Lender to make Loans
 ----------
pursuant to Section 2.1 hereof in an aggregate principal amount up to twenty eight million Dollars ($28,000,000) (as the same may be reduced pursuant to Section 2.1, 2.6, 3.4 or 9.2 hereof).

"Commitment Period" shall have the meaning set forth in Section 2.1 hereof.
 -----------------

"Consumer Price Index" shall mean the Consumer Price Index for Urban Wage
 --------------------
Earners and Clerical Workers based upon the New York-Northern New Jersey-Long Island area for All Items, published by the United States Department of Labor, Bureau of Labor Statistics, or a successor substitute index, and if in any year the 1982-84 average of one hundred (100) is no longer used as the basis of calculation, then, for the purposes of this Section, the Consumer Price Index for such year shall be recalculated as though such 1982-84 average of one hundred (100) were still the basis of calculation of the Consumer Price Index for such year. In the event such Consumer Price Index (or a successor substitute index) is not available, a reliable government or other non-partisan publication evaluating the information theretofore used in determining the Consumer Price Index shall be used to reflect the increase in the national cost of living.

"Contract" shall mean any contract, agreement, indenture, loan or credit
 --------
agreement, receivable sales or financing agreement, capital note, mortgage, security agreement, bond or note (or any guarantee of any of the foregoing).

"Dollars" or "$" shall mean the lawful currency of the United States of America
 -------      -
and, in relation to any amount to be advanced or paid hereunder, funds having same day or immediate value.

"Equipment" shall mean all of the Borrower's right, title and interest in and to
 ---------
all personal property used primarily in connection with the Theatre Properties or otherwise located at the properties listed on Exhibit H attached hereto, including, without limitation, all replacements and subsequent replacements of the foregoing, excluding any supplies and inventory.

"Equity Collateral" shall have the meaning given to that term in the Pledge
 -----------------
Agreement.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974 and all
 -----
rules and regulations from time to time promulgated thereunder.

"Event of Default" shall mean each of the events set forth in Section 9.1
 ----------------
hereof.

"Fee Option Agreement" shall mean the Fee Option Agreement, dated as of the date
 --------------------
hereof, between FeeSub and the Borrower, as the same may be amended, restated, modified or supplemented from time to time.

"FeeSub" shall mean Citadel Realty, Inc., a Nevada corporation.
 ------

"Final Date" shall mean December 1, 2010.
 ----------

"GAAP" shall mean generally accepted accounting principles in the United States
 ----
of America in effect from time to time (except for accounting changes in response to releases of the Financial Accounting Standards Board, or other authoritative releases).

"Improvements" shall mean all buildings and other improvements (including,
 ------------
without limiting the generality of the foregoing, any affixed property which would constitute "fixtures" under Section 9-313(1)(A) of the UCC) now or
                  --------
hereafter located on the Theatre Properties.

"Indebtedness" shall mean for any Person, without duplication, (a) all
 ------------
indebtedness or other obligations of such Person for borrowed money and all indebtedness of such Person with respect to any other items (other than income taxes payable, deferred taxes, deferred credits and accounts payable) which would, in accordance with GAAP, be classified as a liability on the balance sheet of such Person, (b) all obligations of such Person to pay the deferred purchase price of property or services, including any such obligations created under or arising out of any conditional sale or other title retention agreement,
(c) all obligations of such Person (contingent or otherwise) under reimbursement or similar agreements with respect to the issuance of letters of credit, (d) all indebtedness or other obligations of such Person under or in respect of any swap, cap, collar or other financial hedging arrangement, (e) all indebtedness or other obligations of any other Person of the type specified in clause (a),
(b), (c) or (d) above, the payment or collection of which such Person has guaranteed (except by reason of endorsement for collection in the ordinary course of business) or in respect of which such Person is liable, contingently or otherwise, including, without limitation, liable by way of agreement to purchase products or securities, to provide funds for payment, to maintain working capital or other balance sheet conditions or otherwise to assure a creditor against loss, and (f) all indebtedness or other obligations of any other Person of the type specified in clause (a), (b), (c), (d) or (e) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or becomes liable for the payment of such indebtedness or obligations.

"Indemnity Guarantee" shall mean the Guaranty, dated the date hereof, entered
 -------------------
into among the Indemnity Guarantors, Citadel Cinemas and FeeSub.

"Indemnity Guarantors" shall mean James J. Cotter and Michael R. Forman.
 --------------------

"Initial Drawdown Date" shall mean the date that is the seventh (7th)
 ---------------------
anniversary of the Closing Date.

"Interest Rate" shall mean a rate per annum equal to (a) for the period ending
 -------------
on the day prior to the second anniversary of the Closing Date, 8.25%, and (b) during each contract year (or part thereof) thereafter, the multiplier (as hereinafter defined) for such contract year multiplied by the Interest Rate as in effect during the prior contract year. For purposes of the foregoing, (i) a "contract year" means each period beginning on the Closing Date or an anniversary thereof and ending on the day prior to the next anniversary thereof, and (ii) the "multiplier" means a fraction, the numerator of which is the Consumer Price Index in effect for the month of March preceding the anniversary date in question and the denominator of which is the Consumer Price Index in effect for the month of March in the prior year, provided that (A) except as provided in the following clause (B), the multiplier for any contract year shall not be greater than 1.06 nor less than 1.03 and (B) the multiplier for the contract year shall be such as would have been in effect had the multiplier for the second contract year been applied to determining the Interest Rate for the second contract year; and provided, further, that in no event shall the Interest Rate exceed the maximum rate permitted by law.

"Insolvency or Liquidation Proceeding" shall mean (a) any insolvency or
 ------------------------------------
bankruptcy case or proceeding (including any case under the Bankruptcy Code), or any receivership, liquidation, reorganization or other similar case or proceeding relative to the Borrower or all or substantially all of its Assets, or (b) any liquidation, dissolution, reorganization or winding up of the Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy (other than any voluntary liquidation, dissolution, reorganization or winding up), or (c) any assignment of all or substantially all of the Assets of the Borrower for the benefit of creditors or any other marshaling of Assets and liabilities of the Borrower.

"Intercreditor Agreement" shall mean the Intercreditor Agreement, dated as of
 -----------------------
the date hereof, among the Lender, Nationwide, and the Borrower, in the form of Exhibit G hereto, as the same may be amended, restated, modified or supplemented from time to time.

"Lease Agreement" shall mean the lease agreement between the Borrower and
 ---------------
Citadel Cinemas, dated as of the date hereof, as amended, modified and supplemented from time to time.

"Lender" shall mean Citadel Holding Corporation, a Nevada corporation, and its
 ------
successors.

"License of Intangibles" shall mean that certain License of Intangibles dated as
 ----------------------
of the date hereof between the Borrower and Citadel Cinemas, as the same may be amended, restated, modified or supplemented from time to time.

"Lien" shall mean any security interest, mortgage, pledge, hypothecation,
 ----
assignment as collateral, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction in respect of any of the foregoing).

"Limited Liability Company Agreement" shall mean the Limited Liability Company
 -----------------------------------
Agreement of the Borrower, effective as of April 8, 1999, as amended, modified, supplemented or restated from time to time.

"Loan" shall mean each loan, if any, made by the Lender to the Borrower pursuant
 ----
to Section 2.1 hereof.

"Mandatory Borrowing or Reduction Notice" shall have the meaning set forth in
 ---------------------------------------
Section 2.8 hereof.

"Material Adverse Effect" shall mean the effect of any event or condition which,
 -----------------------
alone or when taken together with other events or conditions occurring or existing concurrently therewith, (a) has a material adverse effect upon the business, operations or financial condition of the Borrower or upon the Collateral (taken as a whole), or the Property (taken as a whole); (b) materially impairs the ability of the Lender to enforce or collect the Obligations in accordance with this Agreement or the other Related Documents;
(c) materially impairs the ability of the Lender to realize, in accordance with this Agreement or the other Related Documents or Applicable Law, upon the Equity Collateral or upon any material element or portion of the Borrower Collateral (taken as a whole); or (d) has a material adverse effect on the ability of the Lender to realize on the Indemnity Guarantee, including on the business and financial condition and prospects of Messrs Cotter and Forman.

"Member" shall mean Sutton Hill and its successors and assigns.
 ------

"Nationwide" shall mean Nationwide Theatres Corp., a California corporation, and
 ----------
its successors and assigns.


"Nationwide Agreement" shall mean, collectively, the agreements, documents and
 --------------------
instruments evidencing or securing the Nationwide Indebtedness, as any thereof may be amended, restated, modified or supplemented from time to time.

"Nationwide Default" shall mean a "Default" by the Borrower under the Nationwide
 ------------------
Agreement, as such term is defined from time to time therein.

"Nationwide Event of Default" shall mean an "Event of Default" by the Borrower
 ---------------------------
under the Nationwide Agreement, as such term is defined from time to time therein.

"Nationwide Indebtedness" shall mean any and all indebtedness, obligations and
 -----------------------
liabilities of the Borrower from time to time outstanding under the Nationwide Agreement, whether now existing or hereafter arising, fixed or contingent, due or not due, liquidated or unliquidated, determined or undetermined, and whether for principal, premium, interest (including interest accruing before or after the commencement of any Insolvency or Liquidation Proceeding or interest that would have accrued but for the commencement of such Insolvency or Liquidation Proceeding, to the date of payment, even if the claim for such interest is not allowed pursuant to Applicable Law), fees, indemnities, costs, expenses or otherwise.

"Nationwide Liens" shall mean the Liens on the Collateral which have been or may
 ----------------
from time to time be granted to Nationwide pursuant to the Nationwide Agreement.

"Note" shall mean, collectively, the promissory note if and when issued by the
 ----
Borrower payable to the order of the Lender, evidencing the Loans, if any, made by the Lender as provided herein, in the form of Exhibit A hereto, and any promissory note or notes of the Borrower issued in substitution thereof.

"Notice of Borrowing" shall mean an irrevocable notice, in the form of Exhibit B
 -------------------
hereto, given to the Lender by the Borrower pursuant to Section 2.2 hereof.

"Obligations" shall mean any and all indebtedness, debts, obligations, and
 -----------
liabilities of the Borrower to the Lender from time to time outstanding under the Related Documents to which the Borrower is a party, whether fixed or contingent, due or not due, liquidated or unliquidated, determined or undetermined, and whether for principal, interest, fees, expenses or otherwise, including principal of and interest on and any other amounts payable in respect of the Loans, if any, and including, further, any rights of subrogation or contribution arising under the Related Documents.

"Operating Manager" shall mean (a) during the four-year period commencing on the
 -----------------
date hereof, James J. Cotter, so long as he remains active in the business and affairs of the Member, and (b) at any time after such four-year period (or any earlier time when Mr. Cotter is not so active), any Person designated pursuant to the terms of the Limited Liability Company Agreement as the operating manager of the Borrower; provided that there may be more than one Operating Manager of the Borrower from time to time.

"Operational Agreements" shall mean the License of Intangibles, the Sub-
 ----------------------
Management Agreement and the Lease Agreement.

"Option Agreement" shall mean the Option to Purchase and Agreement of Purchase
 ----------------
and Sale and Escrow Instructions dated as of August 16, 1985 between Sutton Hill and Nationwide (as successor-in-interest to Sutcin Holding Corp.), as such agreement has been extended by a First Addendum dated as of January 1, 1992, a Second Addendum dated as of July 1, 1996, and a Third Addendum, dated as of the date hereof, in connection with the purchase of fee properties underlying the Sutton and Murray Hill Theatres, as the same may be amended, restated, modified or supplemented from time to time.

     "Outstanding" shall mean all Loans made by the Lender pursuant hereto and
      -----------
     not repaid by the Borrower.

     "Payment Account" means account designated in writing by the Lender prior
      ---------------
     to the making of the Initial Loan and from time to time thereafter as the "Payment Account" for purposes of this Agreement.

     "Payment Date" shall mean the 30th day of each March, June, September and
      ------------
     December, commencing on the first such date following the initial Loan made hereunder.

     "Permitted Liens" shall mean any Lien of a kind specified in Section 7.2 of
      ---------------
     this Agreement.

     "Person" shall mean any individual, partnership, corporation, joint stock
      ------
     company, trust (including a business trust), limited liability company, joint venture, unincorporated organization or other form of business entity, or a government or agency or political subdivision thereof.

     "Pledge Agreement" shall mean the Pledge Agreement, dated as of the date
      ----------------
     hereof, between Sutton Hill and the Lender, as the same may be amended, restated, modified or supplemented from time to time.

     "Properly Contested" shall mean (including grammatical alternatives
      ------------------
     thereof), (a) in the case of any Indebtedness of the Borrower (including any Taxes) that is not paid as and when due or payable by reason of the Borrower's bona fide dispute concerning its liability to pay same or concerning the amount thereof, (i) such Indebtedness is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) if the Indebtedness results from, or is determined by the entry, rendition or issuance against the Borrower or any of its Assets of, a judgement, writ, order or decree, execution on such judgment, writ, order or decree is stayed pending a timely appeal or other judicial review; and
     (iii) if such contest is abandoned, settled or determined adversely (in whole or in part) to Borrower, Borrower forthwith pays such Indebtedness and all penalties, interest and other amounts due in connection therewith or otherwise causes such judgment, writ, order or decree to be satisfied; and (b) in the case of any other obligation of Borrower, (i) compliance with or performance of such obligation is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; (ii) the lack of performance or compliance therewith will not have a Material Adverse Effect or compliance therewith or performance thereof has been stayed or permissibly deferred; (iii) there is no material risk of criminal liability against the Lender; and (iv) if such contest is abandoned, settled or determined adversely to Borrower, Borrower thereafter promptly and with reasonable diligence effects such required compliance or performance.

     "Property" shall mean the Borrower's interest in the Site Leases,
      --------
     Improvements and Equipment.

     "Reading" shall mean Reading Entertainment, Inc., a Nevada corporation.
      -------

     "Real Property Interests" shall mean fee, leasehold and other estates in
      -----------------------
     real property, real property fixtures and improvements, the rents, income and profits generated or arising from any such estate, fixtures or improvements and any and all other real estate interests, claims and rights a lien or encumbrance on which would be subject to mortgage taxes pursuant to Article 11 of the Tax Law of the State of New York (as from time to time in effect) or replacements thereto.

     "Related Documents" shall mean this Agreement, the Note, the Security
      -----------------
     Agreement and the Intercreditor Agreement. The term "Related Documents" shall not include any of the foregoing documents to the extent that such document has been terminated in accordance with its terms not due to the occurrence of an event of default thereunder.

     "Security Agreement" shall mean the Security Agreement, dated as of the
      ------------------
     date hereof, between the Lender and the Borrower, substantially in the form of Exhibit F hereto, as it may be amended, restated, modified or supplemented from time to time.

     "Site Leases" shall mean all the site leases listed on Exhibit I attached
      -----------
     hereto.

     "Sub-Management Agreement" means the Sub-Management Agreement, dated as of
      ------------------------
     the date hereof, between the Borrower and Citadel Cinemas, as the same may be amended, restated, modified and supplemented from time to time.

     "Subsidiary" of any Person shall mean any corporation, partnership, limited
      ----------
     liability company, joint venture, trust or estate of which (or in which) more than 50% of:

               (a) the outstanding capital stock having voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency),

               (b) the interest in the capital or profits of such partnership or joint venture, or

               (c)  the beneficial interest of such trust or estate

     is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

     "Sutton Hill" shall mean Sutton Hill Associates, a California general
      -----------
     partnership, and its successors and assigns.

     "Taxes" shall mean any present or future taxes, levies, imposts, duties,
      -----
     fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto, but excluding, in the case of the Lender, franchise taxes or taxes imposed on or measured by the net income or overall gross receipts of the Lender.

     "Tenant Event" shall mean an event arising from or attributable to an
      ------------
     action or inaction of, or a condition or event relating to, Citadel Cinemas or any of its Affiliates (or the agents, officers, directors or employees of Citadel Cinemas or any such Affiliate), or initiated by Citadel Cinemas or any of its Affiliates (or any such Person), unless such action, inaction, or event was or resulted from an action by Citadel Cinemas or any of its Affiliates to enforce any rights or remedies under the Lease Agreement or any other Contract or Applicable Law so long as such action so to enforce was initiated in good faith.

     "Termination Date" shall mean the date which is eighteen (18) months
      ----------------
     following the Initial Drawdown Date.

     "Theatre Properties" shall mean the Borrower's interest in the properties
      ------------------
     listed on Exhibit H attached hereto.

     "UCC" shall mean the Uniform Commercial Code (or any successor statute) as
      ---
     adopted and in effect from time to time in the State of New York or, when the laws of any other state govern the method or manner of the creation, perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

     I.2  Accounting and Other Terms. All accounting terms not specifically
          --------------------------
defined herein shall be construed in accordance with GAAP or, as appropriate, the accounting principles used in preparation of the financial statements referred to in Section 5.15, and all financial data pursuant to the Agreement shall be prepared in accordance with such principles. All other terms contained in this Agreement shall have, when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

     I.3  Certain Matters of Construction. All references in this Agreement to
          -------------------------------
any other agreement or instrument shall include such other agreement or instrument as the same may be amended, modified or supplemented from time to time. In the computation of interest and fees payable from a specified date to a later specified date, unless otherwise indicated the word "from" means "from and including" and the words "to" and "until" both mean "to but not including". The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; all references to any instruments or agreements, including references to this Agreement or any and all agreements, instruments and documents heretofore, now or hereafter executed by the Borrower in favor of or delivered to the Lender in respect to the transactions contemplated by this Agreement, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof. The words "including" and "include" mean "including, without limitation".


                                  ARTICLE II

                                CREDIT FACILITY
                                ---------------

     II.1   The Commitment. Subject to the terms and conditions of this
            --------------
Agreement and in reliance on the representations and warranties contained herein, the Lender shall make Loans to the Borrower, from time to time during the period (the "Commitment Period") from the Initial Drawdown Date to and including the date that is one hundred eighty (180) days following the Termination Date (or such later date as is set forth in a written notice from the Lender to the Borrower), in an aggregate principal amount at any one time Outstanding up to but not exceeding the amount of the Commitment, which Loans shall be evidenced by and be repayable in accordance with the terms of the Note and shall be secured by the Collateral. The Lender, in its sole discretion or as provided in Section 2.2(d), may at the request of the Borrower given at any time after the sixth anniversary of the Closing Date make loans earlier than the Initial Drawdown Date. Within the limits of the Commitment, the Borrower may borrow under this Section 2.1 and prepay pursuant to Section 2.6 hereof. Any principal amount repaid, by prepayment or otherwise, may not be reborrowed, and the Commitment shall be reduced by the amount so borrowed and repaid. The sum of the principal amount at any time of all Outstanding Loans made by the Lender pursuant to this Agreement shall not exceed twenty eight million Dollars ($28,000,000).

     II.2   Manner of Borrowing.
            -------------------

            (a) The Borrower shall give the Lender (i) for any Loan proposed to be made on or before or within ninety (90) days following the Initial Drawdown Date, a duly completed Notice of Borrowing in the form of Exhibit B attached hereto not later than 3:00 P.M. (New York City time) not less than one hundred twenty (120) days prior to the date designated by the Borrower as the date of advance for such Loan, and (ii) for any Loan proposed to be made any time thereafter, a duly completed Notice of Borrowing not later than 3:00 P.M. (New York City time) not less than one hundred eighty (180) days prior to the date designated by the Borrower as the date of advance for such Loan. Each Notice of Borrowing shall be irrevocable and binding on the Borrower.

          (b) Each such Notice of Borrowing shall specify: (i) the amount of such Loan, which shall be in an aggregate principal amount of at least $25,000 (or, if the then unused Commitment is less than $25,000, such lesser amount); and (ii) the date of such borrowing, which shall be a Business Day during the Commitment Period (unless the Lender agrees to make a Loan earlier than the Initial Drawdown Date).

          (c) Subject to the terms and conditions of this Agreement, the Lender shall make the amount of each Loan available to the Borrower by transferring the amount thereof on the date of the advance specified by the Borrower to an account designated by the Borrower in the Notice of Borrowing.

          (d) At any time and from time to time after the Closing Date, subject to the provisions of this Section 2.2(d), the Lender may give the Borrower a notice (a "Mandatory Borrowing or Reduction Notice") requiring the Borrower to either (i) give a Notice of Borrowing for a Loan in an amount equal to the then unused amount of the Commitment, as provided in Section 2.2(a)(i), or (ii) give a notice under Section 3.4 reducing the Commitment, as of the date of such notice, to the amount of Loans then outstanding. If the Borrower does not give either a Notice of Borrowing or a notice reducing the Commitment, as required by this Section 2.2(d), within 30 days of the date of the Mandatory Borrowing or Reduction Notice, the Borrower shall be deemed to have given on such 30th day a notice as described in Section 2.2(d)(ii).

     II.3 Repayment of Principal. The Borrower shall repay the Lender the
          ----------------------
aggregate principal amount of the Outstanding Loans on the Final Date (or such earlier date as is required pursuant to Section 2.6) in accordance with the terms of the Note.

     II.4 Payment of Interest.
          -------------------

          (a) The Borrower shall pay interest on the unpaid principal amount of each Loan, if any, owing to the Lender from the date of such Loan to the date on which such principal amount shall be paid in full, at a rate equal to the Interest Rate, payable quarterly in arrears on each Payment Date.

          (b) Regardless of any provision contained in this Agreement or any other Related Document, in no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement or the Note and charged or collected pursuant to the terms hereof or thereof exceed the highest rate permissible under Applicable Law. It is the intent of the parties hereof to comply with all Applicable Laws relating to interest and usury and, if the Lender shall inadvertently charge or receive interest hereunder in excess of the highest applicable rate, the Lender shall promptly refund such excess interest to the Borrower and such rate shall automatically be reduced to the maximum rate permitted by Applicable Law.

     II.5   Voluntary Prepayment. Subject in each case to the terms of the
            --------------------
Intercreditor Agreement, the Borrower may, on 10 day's prior written notice to Lender, prepay all, but not less than all, of the outstanding Loans. The Borrower may not otherwise prepay any Loan without the consent of the Lender, except as required by this Agreement. Any prepayment must be accompanied by the payment of accrued interest on the amount prepaid to the date of prepayment. Amounts so prepaid shall be applied to the remaining installments due in respect of the Loans in inverse order of maturity.

     II.6   Mandatory Prepayment. Subject in each case to the terms of the
            --------------------
Intercreditor Agreement:


            (a) If Citadel Cinemas exercises the Purchase Option (as defined in the Lease Agreement), the Borrower shall prepay all Obligations in full on the Purchase Option Closing Date (as defined in the Lease Agreement); provided that, if Citadel Cinemas shall fail or refuse to close, then the Borrower shall have no obligation to prepay as herein set forth; and

            (b) If the Borrower shall receive and, pursuant to the terms of the Lease Agreement, be entitled to retain any insurance proceeds resulting from damage to any of its Assets (including proceeds of insurance maintained by Citadel Cinemas), or proceeds resulting from any Taking (as defined in the Lease Agreement) or shall receive a payment pursuant to clause (i) of paragraph (c) of Section 19 of the Lease Agreement, the Borrower shall use the full amount of such sums, after payment of any out-of-pocket expenses incurred by the Borrower in connection therewith, to pay
     (i) first, any outstanding principal amount of the Nationwide Indebtedness, and (ii) second, any outstanding principal amount of the Indebtedness under this Agreement; provided, however, that, with the prior written approval of Nationwide (which it may elect to grant or withheld in its sole discretion), the Borrower may apply all of such sums to prepay the principal Indebtedness outstanding hereunder until paid in full, in which event all such excess shall be applied in reduction of the principal balance of the Nationwide Indebtedness; provided, further, that, if at the time of the Borrower's receipt of any of the aforesaid sums, there is no amount then outstanding hereunder or less than the full amount has been drawn hereunder, the Borrower shall utilize such sums to prepay other Indebtedness (or distribute such sums to its sole Member for such use) or the Nationwide Indebtedness and, to the extent that such sums are applied in reduction of the principal of such other Indebtedness (or so used by such Member), the Commitment hereunder shall be reduced dollar for dollar.

            (c) If the Acquisition Cost (as defined in the Lease Agreement) is reduced by the Acquisition Cost Adjustment (as defined in the Lease Agreement) as a result of the termination of the Sub-Management Agreement, then (i) the Commitment shall be reduced by an amount equal to the lesser of the Acquisition Cost Adjustment and the unused Commitment and (ii) if the amount of the reduction under Section 2.6(c)(i) is less than the Acquisition Cost Adjustment, then (A) the Borrower, within 30 days after the date the adjustment for the Acquisition Cost Adjustment is made under the Lease Agreement, shall pay an amount equal to the excess of the Acquisition Cost Adjustment over the amount of the reduction in the Commitment under Section 2.6(c)(i) to be applied to
     (I) first, any outstanding principal amount of the Nationwide Indebtedness, and (II) second, any outstanding principal amount of the Indebtedness under this Agreement; provided, however, that, with the prior written approval of Nationwide (which it may elect to grant or withheld in its sole discretion), the Borrower may apply all of such sums to prepay the principal Indebtedness outstanding hereunder until paid in full, in which event all such excess shall be applied in reduction of the principal balance of the Nationwide Indebtedness, and (B) the Commitment shall be reduced by the amount of Loans as so prepaid.

     II.7   Note. The Loans shall be evidenced by a single Note payable to the
            ----
order of the Lender. The amount of each Loan and repayment or prepayment of the principal thereof shall be endorsed by the Lender on the schedule annexed to and constituting a part of the Note, provided that the failure to make or any error in making any such endorsement on such schedule shall not limit or extinguish the obligation of the Borrower to repay such Loan. Such endorsements shall be prima facie evidence of the aggregate unpaid principal amount of all Loans made by the Lender.

     II.8   Other Indebtedness. Any amount paid by the Lender or an Affiliate of
            ------------------
the Lender to Nationwide under the Intercreditor Agreement, or to any other lender to Borrower under a similar agreement entered into pursuant to the last sentence of Section 7.3, shall be deemed a borrowing by the Borrower and a part of the Loans.

                                  ARTICLE III

                 PAYMENTS; REDUCTION OF COMMITMENT; EXTENSION
                 --------------------------------------------

     III.1  Manner of Payments. Each payment required to be made by the Borrower
            ------------------
under this Agreement and the Note, if any, shall be made by transferring the amount thereof in immediately available funds in Dollars to the Payment Account, no later than 3:00 P.M. (New York City time) on the date on which such payment shall become due. Each such payment shall be made without set-off or counterclaim; provided that no payment by the Borrower to the Lender pursuant to this Section 3.1 shall be deemed a waiver of any rights the Borrower may have against the Lender. Subject to Section 11.16 hereof, each such payment shall also be made free and clear of, and without deduction for, any taxes, duties, levies, imposts or other charges of a similar nature except as required by law and, in the event that any deduction for any taxes, duties, levies, imposts or other charges shall be so required, the Borrower shall pay such additional amounts as may be necessary so that the net amount of the payment hereunder, after reduction by the amount of such taxes, duties, levies, imposts or other charges, is equal to the amount that the Borrower was obligated to pay absent the requirement to deduct such taxes, duties, levies, imposts or other charges. Notwithstanding anything to the contrary contained in the foregoing sentence or elsewhere in this Agreement, in no event shall the Borrower be obligated or responsible for taxes on the overall net income or overall gross receipts of the Lender or franchise taxes of the Lender. Any payment received after 3:00 P.M. (New York City time) on any Business Day shall be deemed to have been received on the next following Business Day. All payments received by the Lender shall be applied first to outstanding Obligations other than principal, interest and late charges, then to accrued but unpaid late charges, then to accrued but unpaid interest, and then to unpaid principal.

     III.2  Extension of Payments. If any payment by the Borrower under this
            ---------------------
Agreement shall become due on a day which is not a Business Day, the due date thereof shall be extended to the next following day which is a Business Day, and such extension shall be taken into account in computing the amount of interest then due and payable hereunder.

     III.3  Computation of Interest. Interest on all Loans payable under this
            -----------------------
Agreement and the Note shall be computed on the basis of a year of 360 days consisting of 12 months of 30 days each.

     III.4  Reduction of Commitment. The Borrower may, upon not less than three
            -----------------------
Business Days' irrevocable notice (or such shorter period as is provided in Section 2.2(d)), reduce all but not less than all of the unused Commitment to zero. In addition, if the Borrower shall give a Notice of Borrowing but fails to satisfy the conditions to the Loan requested thereby on the date for making of such Loan, other than as provided in the proviso to Section 4.1(i), the Commitment shall be reduced to an amount of the outstanding Loans, if any, effective as of the date such Loan was to have been made. The Borrower may not otherwise reduce the Commitment. At 5:00 P.M. (New York City time) on the one hundred eightieth (180) day following the Termination Date, unless the Commitment Period is extended pursuant to a written notice delivered to the Borrower by the Lender, the Commitment shall be reduced to zero; provided, however, that the foregoing shall not affect the Borrower's rights with respect to any unfunded advance theretofore requested by the Borrower.

                                  ARTICLE IV

                             CONDITIONS OF LENDING
                             ---------------------

     IV.1   Initial Conditions. Notwithstanding any other provision of this
            ------------------
Agreement, and without affecting in any manner the rights of the Lender under the other Sections of this Agreement, it is understood and agreed that the Lender will not be obligated to fund the initial Loan unless the Lender has received the following items three (3) Business Days prior to the date of the initial Loan (unless such conditions are waived by the Lender), except with respect to the items described in paragraphs (a), (b), (d), and (g) which shall be delivered on the date hereof:

               (a)  Standby Credit Facility and Note. A counterpart of this
                    --------------------------------
Agreement and of the Note in the form attached hereto as Exhibit A, duly executed and delivered on behalf of the Borrower (including by way of a telecopied signature page, provided that, in the case of the Note, the original thereof is delivered to the Lender on or before the date of the initial Loan);

               (b)  Borrower's Certificate. A certificate from the Borrower,
                    ----------------------
executed on its behalf by an Operating Manager of the Borrower, certifying that attached thereto are true and complete copies of the certificate of formation (certified by the Secretary of State of the State of New York) and the Limited Liability Company Agreement and of partnership authorizations of Sutton Hill, the sole member of the Borrower, authorizing the transactions contemplated hereby and the borrowing of the Loans;

               (c)  Good Standing Certificates. A certificate from the Secretary
                    --------------------------
of State of the State of New York certifying that the Borrower is in existence and in good standing in such state;

               (d)  Legal Opinion. A legal opinion addressed to the Lender from
                    -------------
Whitman Breed Abbott & Morgan LLP, New York counsel to the Borrower, as to the matters set forth in Exhibit C hereto, which opinion the Borrower hereby instructs its counsel to deliver to the Lender for its benefit;

               (e)  No Default Certificate. A certificate from the Borrower
                    ----------------------
certifying that to its Actual Knowledge (i) the representations and warranties of the Borrower contained in Article V hereof, which are qualified with respect to materiality, are true and correct, and all such representations or warranties that are not so qualified are true and correct in all material respects with the same force and effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, and (ii) no Event of Default has occurred and is continuing; provided, however, that no such representation or warranty contained in Article V shall be deemed untrue or incorrect nor shall any such Event of Default be deemed to exist if resulting from a Tenant Event.

               (f)  Collateral. A counterpart of the Security Agreement, duly
                    ----------
executed and delivered (including, without limitation, by way of a telecopied signature page) on behalf of the Borrower, a counterpart of the Pledge Agreement, duly executed and delivered (including, without limitation, by way of a telecopied signature page) by the Member, and evidence that (i) all filings or other action necessary to perfect the Lender's security interest in the Collateral have been made, and (ii) the Lien perfected by such filings has priority over any other Liens except as otherwise permitted under Section 7.2 hereof;

               (g)  Authorized Signatures. A certificate of the Borrower as to
                    ---------------------
the names of the officers or similar officials of the Borrower authorized to sign any documents contemplated by this Agreement and the other Related Documents, together with the true signatures of such officers or similar officials who will sign such documents. The Lender may conclusively rely on such certificates until the Lender receives a further written certificate of the Borrower canceling or amending the prior certificate and submitting the signature(s) of the officers or similar officials named in such subsequent certificate;

               (h)  Use of Proceeds. A certificate from the Borrower confirming
                    ---------------
that (i) (x) the proceeds of the initial Loan will be used to discharge all of the Borrower's then-existing Indebtedness (other than under the Nationwide Agreement), that all commitments thereunder have been or will be terminated, and that all Liens relating thereto have been released; (y) such Indebtedness has otherwise been satisfied, with all such commitments terminated and Liens released; or (z) the Borrower is no longer obligated, or its assets encumbered, with respect thereto; and (ii) once the conditions of clause (i) are satisfied, Loan proceeds will be used for distribution to Sutton Hill;

               (i)  UCC, etc., Searches. Reports listing the results of UCC
                    -------------------
filing and tax and judgment Lien searches, prepared by one or more firms reasonably satisfactory to the Lender, with respect to the Borrower and each of its Affiliates which at any time in the past 6 years have been tenant under any of the Site Leases and with respect to Sutton Hill, indicating that there are no such filings or Liens affecting the Collateral except for Permitted Liens; provided, however, that the Lender shall withhold from the pending Loan an amount equal to the amount secured by any such filing or 125% of the amount of any such Lien (unless such Lien is a Permitted Lien), which amount shall be deemed made as and thereafter be an outstanding Loan, until such filing or Lien is resolved (promptly after which time any amount of such withheld Loan not used to satisfy the claim relating to such filing or Lien shall be delivered to Borrower) and the balance of the pending Loan shall be advanced if the other conditions thereto are then satisfied;

               (j)  Intercreditor Agreement. Counterparts of the Intercreditor
                    -----------------------
Agreement, duly executed and delivered (including, without limitation, by way of a telecopied signature page) on behalf of the Borrower and Nationwide. The Lender agrees to execute and deliver the Intercreditor Agreement, provided the other conditions herein are satisfied; and

               (k)  Nationwide Agreement. The Nationwide Agreement shall not
                    --------------------
have been amended or modified in any respect, other than amendments or modifications which would not have required consent of the Lender under Section 2.10(c) of the Intercreditor Agreement had the Intercreditor Agreement been entered into on the date of this Agreement.

          IV.2 Continuing Conditions. The agreement of the Lender to make each
               ---------------------
Loan requested to be made by it on any date (including the initial Loan) is subject to the satisfaction of the following conditions precedent:

               (a)  Notice of Borrowing. The Lender shall have received a duly
                    -------------------
          completed and executed Notice of Borrowing, as required by Section 2.2 hereof;

               (b)  Certificate. The Lender shall have received a certificate of
                    -----------
          the type described in clause (e) of Section 4.1 hereof, subject to the same proviso as therein set forth;

               (c)  Use of Loan Proceeds. The Lender shall receive a certificate
                    --------------------
          from the Borrower as to Borrower's use of proceeds of the requested advance of the Loan in accordance with clause (h) of Section 4.1 hereof; and

               (d)  UCC, etc., Searches. The Lender shall have received an
                    -------------------
          updated search of the type described in clause (i) of Section 4.1 hereof (and the amount of the Loan shall be reduced, but the balance thereof made available to the Borrower, as described in the proviso thereto).

               (e)  Cotter/Forman Guaranty. If such Loan is being made on or
                    ----------------------
          before the second (2nd) anniversary of the Closing Date as a result of a Mandatory Borrowing or Reduction Notice and, in such Mandatory Borrowing Notice, the Lender states that (i) it will obtain all or a part of the funds for such Loan by the Lender or an Affiliate, or any of them (such party or party being the "Citadel Borrower"), borrowing funds from a person or persons other than an Affiliate of the Lender (the "Third Party Lender") and (ii) it requests delivery of the guaranty provided for in this Section 4.2(e), the Third Party Lender shall have received a guaranty by James J. Cotter and Michael R. Forman, jointly and severally, of the obligations of the Citadel Borrower to the Third Party Lender, in such form and containing such terms as such Third Party Lender may reasonably request (and, without limiting the foregoing, the Lender may assign or grant a security interest in the Note and the Pledge Agreement and Security Agreement, or any of them, to any Third Party Lender); provided, that (v) such guaranty shall be on customary terms for similar guaranties and shall provide that it shall terminate on, and be of no effect with respect to any claim made thereon after, the seventh (7th) anniversary of the Closing Date, (w) Messrs. Cotter and Forman shall not be required to provide such guaranty unless, simultaneously therewith, the Lender provides to them an indemnity agreement, in form reasonably satisfactory to them, pursuant to which the Lender agrees to indemnify such guarantors against any liability (including reasonable attorneys fees and other costs) they may incur by reason of such guaranty, (x) Messrs. Cotter and Forman shall have no obligation to provide any security or collateral for such guaranty, (y) Messrs. Cotter and Forman shall have no obligation to provide such guaranty (A) unless the loan obtained by the Citadel Borrower is obtained solely for the purpose of providing funds to make Loans under this Agreement or (B) if any collateral is provided for such loan other than any one or more of the Note, the Pledge Agreement, the Security Agreement, the Lease Agreement, the License of Intangibles, those certain management agreements assigned to the Lender or an Affiliate by the Borrower or entered into between the Lender or an Affiliate, on the one hand, and the Borrower or an Affiliate, on the other, the other assets and contract rights obtained or entered into by the Lender and its Affiliates in connection with the foregoing, and the other assets, contract rights, and other intangibles obtained by the Lender and its Affiliates in connection with the leasing or operation of the Theatre Properties and the management of the theatres managed under the management agreements referred to in this clause (B) and (z) the Lender shall pay or reimburse Messrs. Cotter and Forman for all reasonable legal fees and other out of pocket expenses incurred by them in connection with such guaranty.

On the date of each Loan, the Borrower shall be deemed to have represented that all of the conditions to the making of such Loan have been satisfied.

          IV.3   No Waiver of Conditions. If any one or more of the foregoing
                 -----------------------
conditions set forth in Section 4.1 or 4.2 hereof are not satisfied at the time when a Loan is to be advanced by the Lender and the Lender nevertheless (whether with or without knowledge of the failure of any such condition to be satisfied) funds the then pending Loan to the Borrower, the making of such Loan shall not operate as a waiver of any such condition.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          In order to induce the Lender to enter into this Agreement and to make the Loans, if any, hereunder, the Borrower hereby represents and warrants to the Lender that the following statements are true and correct as of the Closing
Date:

          V.1  Status. The Borrower (a) is a duly organized and validly existing
               ------
limited liability company in good standing under the laws of the State of New York, (b) is duly licensed or qualified to do business in each other jurisdiction where the failure to be so licensed or qualified could have a Material Adverse Effect, (c) has all requisite power and authority to own or lease its properties and conduct its business as presently conducted and to execute and deliver, and to perform its obligations under, this Agreement and the other Related Documents to which it is (or may become) a party, except where the failure to have such power or authority would not materially impair the ability of the Borrower to perform its obligations under this Agreement and the other Related Documents, and (d) has delivered to the Lender true and complete copies of the Borrower's certificate of formation and Limited Liability Company Agreement, as each is in effect on the Closing Date.

          V.2  Litigation. Except as listed in Schedule 5.2, to the Actual
               ----------
Knowledge of the Borrower, the Borrower has not received written notice of any:

               (a) judgment at law or in equity issued by any court, governmental body, agency, commission or other tribunal against the Borrower that (i) questions the validity of this Agreement or any of the other Related Documents to which it is (or may become) a party or the Liens purported to be created thereby and (ii) is not related to any action or inaction of, or any condition or event relating to, the Lender or any of its Affiliates, or

               (b) action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal pending against, nor, to the Borrower's Actual Knowledge, threatened in writing against, the Borrower by Nationwide or any of its Affiliates or, as of the date of this Agreement, any other Person (other than Lender or any of its Affiliates) that, if adversely determined against the Borrower, could be reasonably expected to question the validity of this Agreement or any of the other Related Documents to which it is (or may become) a party or the Liens purported to be created thereby.

          V.3  Compliance with Other Instruments.  The execution, delivery and
               ---------------------------------
performance by the Borrower of this Agreement and the other Related Documents to which it is (or may become) a party will not (a) as of the date hereof or the date such other Related Document is executed, conflict with, result in a breach of, or constitute a default under, any terms or provisions of any material Contract to which the Borrower is a party or to which it or any material portion of its Assets is subject (including its interest in the Site Leases and the Option Agreement) or any Applicable Law (provided compliance with such Contract or Applicable Law is not the obligation of Citadel Cinemas or any of its Affiliates under the Operational Agreements), or the Borrower's certificate of formation or Limited Liability Company Agreement or (b) result in, or require the creation or imposition of, any Lien upon or with respect to the Assets except as may be contemplated hereby or by the Related Documents, which, in the case of this clause (b) would have, in the aggregate, a Material Adverse Effect.

          V.4  Binding Agreement. The execution, delivery and performance by the
               -----------------
Borrower of this Agreement and the other Related Documents to which the Borrower is (or may become) a party have been duly authorized by all necessary action by or on behalf of the Borrower. This Agreement constitutes, and such other Related Documents, if and when executed and delivered by or on behalf of the Borrower, will constitute, legal, valid and binding obligations of the Borrower, enforceable according to their terms, subject, as to enforceability, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          V.5  Authorizations.   To the Borrower's Actual Knowledge, all
               --------------
authorizations, consents, approvals, registrations, filings, exemptions and licenses with or from any governmental or regulatory authorities which are necessary for the borrowings hereunder, for the execution and delivery by the Borrower of this Agreement or any other Related Document to which the Borrower is (or may become) a party, or for the performance by the Borrower of its obligations hereunder or thereunder, except for such authorizations, consents, approvals, registrations, filings, exemptions and licenses which are required to be effected or obtained by Citadel Cinemas or any of its Affiliates pursuant to the terms of the Operational Agreements or Applicable Law or the absence of which would not, in the aggregate, have a Material Adverse Effect, have been effected and obtained and, so long as may be required for the Borrower to comply with this Agreement or any other Related Document, are in full force and effect.

          V.6  Regulation. The Borrower is not principally engaged in, nor does
               ----------
it have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System).

          V.7  Title to Property; Liens.  The Borrower has good title to the
               -------------------------
Borrower Collateral and is the sole legal owner thereof. The Borrower Collateral is free and clear of any Liens, except as permitted pursuant to Section 7.2 hereof and Liens arising as a result of any Tenant Event.

          V.8  Taxes.  The Borrower has filed, or caused to be filed, all
               -----
required tax returns with respect to Taxes, or has filed for extensions of time for the filing thereof, and has paid all applicable Taxes other than Taxes not yet due or which may be paid hereafter without penalty, except for (a) filings or payments as to which the failure to file would not have a Material Adverse Effect, (b) Taxes which are being Properly Contested by the Borrower, and (c) Taxes which are required to be paid or discharged by Citadel Cinemas or any of its Affiliates under the terms of the Operational Agreements. The Borrower has no Actual Knowledge of any deficiency or additional assessment in connection therewith not provided for in the financial statements heretofore furnished the Lender except such deficiencies or assessments that would not have a Material Adverse Effect.

          V.9  Pension Plans.  The Borrower has not established and does not
               -------------
maintain or contribute to any employee benefit plan that is covered by Title IV of ERISA.

          V.10 Collateral.  Once executed and delivered, the terms of the Pledge
               ----------
Agreement shall create a valid security interest in the Equity Collateral, securing the payment of the Obligations. Once executed and delivered, the terms of the Security Agreement shall create a valid security interest in all material elements of the Borrower Collateral (taken as a whole), securing payment of the Obligations. On or prior to the date of the initial Loan, all action necessary to perfect such security interests will have been taken and such security interests will have priority over any other Lien on such Collateral, except for Liens permitted by Section 7.2 hereof.

          V.11 Location of Borrower.  On the date hereof, the Borrower is
               ----------------------
"located" (as that term is defined in (S) 9-103(3)(d) of the UCC) at 120 North Robertson Boulevard, Los Angeles, California 90048.

          V.12 Investment Company Act. The Borrower is not, nor will it be
               ----------------------
during the term of this Agreement, (a) an "investment company," within the meaning of the Investment Company Act of 1940, as amended or (b) subject to regulation under any foreign, federal or local statute or any other Applicable Law of the United States of America or any other jurisdiction, in each case limiting its ability to incur indebtedness for money borrowed as contemplated hereby or by any of the other Related Documents.

          V.13  Membership Interests; Management.  The only member of the
                --------------------------------
Borrower is Sutton Hill, its successors and assigns. As of the date hereof, James J. Cotter is an Operating Manager of the Borrower.

          V.14  Brokerage Fees, etc. There are no claims against the Borrower
                -------------------
for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

          V.15  Financial Statements.  The financial statements of the Borrower
                --------------------
furnished to the Lender fairly present the financial position of the Borrower as of the date of this Agreement and have been prepared in conformity with tax accounting principles used by the Borrower for its federal tax reporting purposes.

          V.16  Name. The Borrower has not changed its name prior to the date
                ----
hereof.

          V.17  Indebtedness; Other Agreements.  On or prior to the date hereof,
                -----------------------------
the Borrower has not (a) created, assumed or incurred any Indebtedness except the existing Indebtedness listed on Schedule 5.17 hereto and the Nationwide Indebtedness, (b) entered into any Contract other than (i) the Related Documents to which it is a party, and (ii) Contracts incidental to the performance of its obligations under the Operational Agreements, or (c) conducted any business other than incidental to its formation, its acquisition of the Property and related Assets from its Affiliates, and the transactions contemplated hereby and by the Operational Agreements. The Borrower has no material obligations other than under this Agreement and the documents and instruments referred to in clauses (a) and (b) of this Section 5.17. The Borrower has delivered to the Lender true and complete copies of all material documents and instruments relating to all such Indebtedness (including the Nationwide Indebtedness) and all material Contracts referred to in clause (b) (ii) of this Section 5.17 (other than the Operational Agreements).

          V.18  No Subsidiaries.  The Borrower has no Subsidiaries and owns no
                ---------------
interest in any other Person.

                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS
                             ---------------------

          The Borrower hereby covenants and agrees that from the date hereof until the Obligations have been paid and performed in full and this Agreement shall have terminated, unless the Lender shall otherwise consent in writing:

          VI.1 Payment of Taxes. The Borrower will duly pay and discharge, or
               ----------------
cause to be paid and discharged, all Taxes, and governmental charges or levies imposed upon it or upon its income or Assets, prior to the date on which penalties attach thereto, except to the extent that (a) the nonpayment of such Tax, charge or levy would not, either singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (b) any such Tax, charge or levy is being Properly Contested or (c) such Tax, charge or levy is required to be paid or discharged by Citadel Cinemas or any of its Affiliates under the terms of the Operational Agreements. The Borrower will file all federal, state and local Tax returns and other reports which the Borrower is required by Applicable Law to file.

         VI.2  Preservation of Existence. The Borrower will preserve and
               -------------------------
maintain its existence, rights, franchises and privileges, except such rights, franchises and privileges the loss of which would not reasonably be expected to have a Material Adverse Effect, and shall maintain its qualification and good standing in the State of New York and in all other states in which the failure to be qualified might reasonably be expected to have a Material Adverse Effect.

         VI.3  Compliance with Laws.  The Borrower will comply with the
               --------------------
requirements of all Applicable Laws, except if (a) non-compliance, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (b) the compliance with which is being Properly Contested by the Borrower or (c) the compliance with such laws is the responsibility of Citadel Cinemas or any of its Affiliates under the Operational Agreements.

         VI.4  Keeping of Books and Records; Inspection. The Borrower will
               ----------------------------------------
maintain, or cause to be maintained, at all times a system of accounting used for federal income tax purposes. Upon reasonable notice from the Lender, the Borrower will permit the Lender or any duly authorized representatives to have access to and examine and inspect the books and records and properties of the Borrower and confer with its agents and employees at any reasonable time and from time to time and reasonably to copy memoranda and extracts therefrom.

         VI.5  Notice of Certain Events.  The Borrower will promptly upon
               ------------------------
obtaining Actual Knowledge thereof notify the Lender of (a) the occurrence of any Event of Default of which it has Actual Knowledge, (b) the service upon, or other actual receipt by, the Borrower of written notice of the commencement of any litigation or governmental proceeding affecting the Borrower or any of its Assets which, if adversely determined, could reasonably be expected to result in a Material Adverse

Effect, (c) any material adverse change in the condition or operations of the Borrower, financial or otherwise unless resulting from a Tenant Event, (d) the receipt by the Borrower of written notice of the occurrence of any action or event which might reasonably be expected to have a Material Adverse Effect, (e) any change in its name, (f) any proposed amendment requested in writing to any Site Lease or the Option Agreement which is not requested or consented to by Citadel Cinemas or FeeSub, as the case may be, or (g) any Person giving any written notice to the Borrower or taking any other material action with respect to a claimed default or event or condition of the type referred to in paragraph
(e) of Section 9.1 hereof. The Borrower shall promptly give notice thereof to the Lender specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken and the nature of such claimed Event of Default or condition and what action the Borrower has taken, is taking and proposes to take with respect thereto.

          VI.6 Financial Statements and Other Information. The Borrower will
               ------------------------------------------
deliver, or cause to be delivered, to the Lender:

               (a) as soon as available and in any event within one hundred twenty (120) days after the end of each of its fiscal years, a balance sheet of the Borrower at the end of such year and statements of operations and statements of changes in member's capital and statements of cash flows of the Borrower for such year, setting forth in each (other than its first) fiscal year in comparative form the figures for the previous year;

               (b) from and after the date the initial Loan is made, and simultaneously with the delivery of each set of financial statements referred to in clause (a) of this Section 6.6, a certificate of the Borrower stating, to its Actual Knowledge, whether there exists on the date of such certificate any Event of Default, and if any Event of Default exists, specifying the nature and period of existence thereof and the action the Borrower is taking and proposes to take with respect thereto; and

               (c) from and after the date the initial Loan is made, and from time to time thereafter, such additional information regarding the financial condition or business of the Borrower as the Lender may reasonably request.

All such financial statements shall be complete and correct in all material respects and shall be prepared in accordance with tax accounting principles used by the Borrower for its federal tax reporting purposes applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officers, as the case may be, and disclosed therein).

          VI.7 Maintenance of Property. The Borrower will maintain its Assets in
               -----------------------
good condition, except to the extent Citadel Cinemas or any of its Affiliates has assumed such responsibility pursuant to the terms of the Operational Agreements.

          VI.8 Use of Proceeds. The Borrower will use the proceeds of each Loan,
               ---------------
if any, solely for the purposes described in clause (h) of Section 4.1 hereof.

          VI.9 Separate Existence. The Borrower shall continue to observe and
               ------------------
maintain the requisite legal formalities in order that the Borrower may be treated as a legally separate entity. The Borrower shall maintain separate financial records to reflect its Assets and liabilities, separate and apart from the financial records of its Member and its Affiliates. The Borrower shall maintain its Assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such Assets. The Borrower shall conduct business in its own name, and use separate stationery, invoices and checks. The Borrower shall not commingle its Assets or funds with those of any other Person and shall correct any known misunderstanding as to its separate identity.

                                  ARTICLE VII

                              NEGATIVE COVENANTS
                              ------------------

          The Borrower hereby covenants and agrees that from the date hereof until the Obligations have been paid and performed in full and this Agreement shall have terminated, unless the Lender shall otherwise consent in writing:

          VII.1 Change in Nature of Business.  The  Borrower  will not (a) enter
                ----------------------------
into any business other than the business contemplated by the Lease Agreement or
(b) become subject to or a party to any Contract, without the written consent of the Lender, other than this Agreement, the other Related Documents to which the Borrower is (or may become) a party, Contracts incidental to the performance of its obligations under the Operational Agreements and this Agreement, and extensions, renewals and replacements of the Nationwide Indebtedness, the other Indebtedness listed on Schedule 5.17 hereto and Indebtedness arising or permitted pursuant to the terms hereof.

          VII.2  Liens. The Borrower will not create, incur, assume or permit to
                 -----
exist any Lien on any of its Assets or any portion thereof, whether now owned or hereafter acquired, other than as follows (each a "Permitted Lien"): (a) Liens in favor of the Lender (or for the benefit of the Lender) under this Agreement and the other Related Documents; (b) existing Liens, and other matters affecting title, listed on Schedule 7.2 hereto; (c) Liens for Taxes and governmental charges and levies not delinquent, which are being Properly Contested or which are the obligation of Citadel Cinemas or any of its Affiliates to pay pursuant to the Operational Agreements; (d) mechanics', workers', materialmen's, warehousemen's, operators', carriers', or other like Liens arising in the ordinary and normal course of business with respect to obligations which are not overdue for a period of more than thirty (30) days or which are being Properly Contested by the Borrower; (e) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation; (f) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary and normal course of the Borrower's business; (g) extensions, renewals and replacements of Liens described in paragraph (b) hereof, provided that such extension, renewal or replacement Lien is limited to the property covered by the Lien so extended, renewed or replaced and does not secure any Indebtedness or amount that is in excess of that secured immediately prior to such extension or renewal; (h) easements, rights-of-way, restrictions, imperfections in title, liens, charges and other encumbrances on owned or leased real property, landlord's and lessor's Liens under any of the Site Leases, restrictions under federal and state securities laws on the transfer of securities and other restrictions not securing Indebtedness that are incurred in the ordinary and normal course of business, all of which (other than landlord's or lessor's Liens under the Site Leases), in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or will not have a Material Adverse Effect; (i) Liens created by the Nationwide Agreement (subject to Section 7.3 hereof) or Liens to secure Indebtedness permitted to exist pursuant to Section 7.3 hereof; (j) Liens not created by the Borrower, Citadel Cinemas or any of its Affiliates which are being Properly Contested; and (k) Liens placed on the Assets of the Borrower by, or arising from, a Tenant Event, whether or not such Liens are permitted to exist pursuant to the terms of the Operational Agreements; provided, however, that the fact that a Lien described in any of foregoing clauses other than clause (k) above is a Permitted Lien for purposes of this Agreement does not affect Citadel Cinemas's rights or the Borrower's obligations as landlord pursuant to the Lease Agreement if Citadel Cinemas properly exercises its Purchase Option thereunder; provided, further, however, that the Liens described in paragraphs (d), (e) and
(f) shall only constitute Permitted Liens in the event that Citadel Cinemas or any of its Affiliates either has requested that the Borrower allow such Liens to be incurred or permitted to exist on the Borrower's Assets or has failed to perform any obligation under any of the Operational Agreements and as a result thereof, the Borrower, in its reasonable discretion, creates, incurs, assumes or permits to exist such Liens.

          VII.3  Other Indebtedness. The Borrower will not create, assume, incur
                 ------------------
or permit to exist or otherwise become or remain liable in respect of any Indebtedness other than (a) Indebtedness pursuant to the Related Documents; (b) the existing Indebtedness listed on Schedule 5.17 hereto; (c) the Nationwide Indebtedness; (d) prior to drawing down a Loan hereunder, any other Indebtedness (but any such other Indebtedness shall be repaid with proceeds of the initial Loan hereunder); and (e) extensions, renewals and replacements of the Indebtedness described in clauses (a), (b), (c), and (d) above; provided, however, that the Borrower may only incur or permit to exist such extensions, renewals, or replacements, or any Indebtedness described in clause (b) or (d) which is secured by a Lien on any material Assets of the Borrower, if each lender of any portion of such Indebtedness (excluding for this purpose Nationwide and the Lender and any of its Affiliates) shall have executed and delivered agreements (x) with Citadel Cinemas and FeeSub which in Citadel Cinemas's reasonable judgment will assure to Citadel Cinemas its rights under the Lease Agreement (including the Purchase Option), absent the existence of an Event of Default by Citadel Cinemas under the Lease Agreement, and assure to FeeSub its rights under the Fee Option Agreement and (y) in the case of such Indebtedness referred to in clause (b) only, with the Lender, in form and substance reasonably satisfactory to the Lender, providing to the Lender substantially the same rights as the

Lender has under Sections 2.02(e), 2.03, 2.08(b), 2.10(c), 2.11(g), 2.11(h)(i),
2.11(h)(iii), 2.12 and 2.13 of the Intercreditor Agreement (except that the Borrower shall have complied with its obligation in respect of this clause (y) to obtain an agreement of such other lender as aforesaid if such other lender has offered to enter into such an agreement provided the Lender hereunder agrees in such agreement to provisions in favor of such other lender similar to those set forth in Sections 2.02(e), 2.12 and 2.13(a) of the Intercreditor Agreement and, if such other lender is then providing financing to replace the Nationwide Indebtedness, Sections 2.02(a), (b) and (d), 2.04, 2.09(a), 2.10(b) and 2.11(f)
thereof). Notwithstanding anything to the contrary herein, in no event will the Borrower create, assume, incur or permit to exist or otherwise become or remain liable in respect of any Indebtedness if, as a result thereof, (x) the outstanding principal amount of such Indebtedness under the Nationwide Agreement would exceed eleven million Dollars ($11,000,000), or (y) the total outstanding principal amount of such Indebtedness, including the Indebtedness under this Agreement, would exceed thirty nine million Dollars ($39,000,000) less any reductions made to the Acquisition Cost under the Lease (subject to the provisions of Section 2.6(c) as to the time period within which to reduce such Indebtedness if there is any Indebtedness outstanding hereunder).

          VII.4  Consolidations, Mergers, etc. The Borrower will not merge with
                 ----------------------------
or into, or consolidate with, any other Person.

          VII.5  Pension Plans. The Borrower will not establish or become party
                 -------------
to any employee benefit plan of the type referred to in Section 5.9 hereof.

          VII.6  Location of Borrower. The Borrower will not maintain its chief
                 --------------------
executive office at any place other than the place specified in Section 5.11 hereof or change the places where the books and records of the Borrower are located unless the Borrower shall have given the Lender not less than thirty
(30) days' prior written notice of such change in location, which shall be within the United States.

          VII.7  Sale, Lease, etc. The Borrower will not sell, lease, license,
                 ----------------
transfer, liquidate or otherwise dispose of any of its Assets, to or in favor of any Person without the prior written consent of the Lender.

          VII.8  Fiscal Year.  The Borrower will not change its fiscal year.
                 -----------

          VII.9  Liquidation, Dissolution, etc. The Borrower will not liquidate,
                 -----------------------------
wind up its affairs or dissolve itself.

          VII.10 Loans. The Borrower will not acquire obligations of or
                 -----
securities of or make any loans or advances to any Person.

          VII.11 Change of Ownership or Management. The Borrower will not permit
                 ---------------------------------
anyone other than the Persons specified in Section 5.13 to own beneficially or of record any of the membership interests of the Borrower without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed. The Borrower will not, during the shorter of the four year period commencing on the date hereof or the period from the date hereof until James J. Cotter shall cease to be active in the business of the Borrower other than by involuntary replacement, terminate as an Operating Manager James J. Cotter.

          VII.12 Dividends. The Borrower will not declare or pay any dividend in
                 ---------
respect of, or make any distribution in respect of, or redemption or purchase of, any of its membership interests; provided, however, that so long as no Event of Default has occurred and is continuing or would result therefrom, the Borrower may make distributions or returns of capital to its Member in respect of any fiscal quarter of the Borrower, provided that the aggregate amount of distributions so paid would not render the Borrower insolvent within the meaning of Section 101(32) (A) of the Bankruptcy Code, provided, however, that a "fair valuation" (as defined in that Section) of the Assets (less cash held by the Borrower) shall in no event be valued at less than $52,500,000.

          VII.13  Prohibition of Amendments or Waivers.  The Borrower will not
                  ------------------------------------
amend, alter, modify, or waive, or consent to any amendment, alteration, modification or waiver of: the Borrower's certificate of formation, the Limited Liability Company Agreement, any Site Lease or the Option Agreement, except to effect administrative changes that could not adversely affect the interests of the Lender or Citadel Cinemas or, in the case of Site Lease or the Option Agreement, are incidental to performance of its obligations under the Operational Agreements, provided that the Borrower shall provide written notice to the Lender of any such change promptly, and in any event not more than five
(5) Business Days after such change is effective; or any Contract (including those referred to above) if such amendment, alteration, modification or waiver might have a Material Adverse Effect.

          VII.14 Subsidiaries. The Borrower will not create or acquire any Subsidiaries.

                                 ARTICLE VIII

                            TERMS OF SUBORDINATION
                            ----------------------

          VIII.1 Subordination of Indebtedness. The Indebtedness of the Borrower to the Lender pursuant hereto and the Liens on the Collateral in favor of the Lender are subject and subordinate to Indebtedness of the Borrower to Nationwide and the Liens on the Collateral in favor of Nationwide as more particularly described in and subject to the terms and conditions of the Intercreditor Agreement.

                                  ARTICLE IX

                               EVENTS OF DEFAULT
                               -----------------

         IX.1 Events of Default. If any one or more of the following events or
              -----------------
conditions (herein called "Events of Default") shall occur and be continuing (each of which shall be deemed to exist and be continuing unless and until cured by the Borrower, or waived by the Lender, in its sole and absolute discretion), the Lender shall be entitled to exercise the remedies set forth in Section 9.2 hereof:

               (a Failure of the Borrower to pay (i) any installment of principal owing on any Loan, as and when due and payable, whether by reason of maturity, mandatory prepayment, acceleration or otherwise, or
         (ii) any installment of interest or any other amount payable to the Lender hereunder or under any other Related Document to which the Borrower is a party within ten (10) Business Days after receipt of notice from the Lender that the payment thereof is due; provided, however, that no such failure described in clause (i) or (ii) shall constitute an Event of Default hereunder for any purpose to the extent arising from (x) a failure by Citadel Cinemas to pay any amount of Basic Rent or Additional Rent (each as defined in the Lease Agreement) as and when due thereunder or (y) the use by the Borrower of such cash or cash equivalents or other reasonably liquid assets to perform any obligations which Citadel Cinemas has failed to perform under any of the Operational Agreements; or

               (b Any representation or warranty made by the Borrower in this Agreement, any other Related Document to which it is a party or any certificate, financial statement or other document delivered pursuant hereto or thereto proves to be false or inaccurate in any material respect when made or delivered unless each of the following conditions shall exist: (i) such representation or warranty is of a nature that it is capable of being cured within thirty (30) days after written notice shall have been given to the Borrower by the Lender specifying the falsity or inaccuracy of such representation or warranty, (ii) the Borrower shall have given such notice promptly after having obtained Actual Knowledge of such falsity or inaccuracy, (iii) the Borrower shall have diligently commenced curing such default and is proceeding diligently and in good faith to cure such false or inaccurate representation or warranty within such thirty (30) day period, and (iv) such false or inaccurate representation has not resulted in a Material Adverse Effect; or

               (c Default on the part of the Borrower in the due performance or observance of any covenant or obligation contained in Section 6.5 or
         6.8 or Article VII hereof, provided, however, in the event such default occurs prior to the commencement of the Commitment Period (or, if earlier, the making of a Loan), such default shall not constitute an Event of Default hereunder unless such default continues for thirty
         (30) days after written notice from the Lender; or

               (d     Default on the part of the Borrower in the due performance or observance of any other covenant or obligation of the Borrower contained herein, and, if such default is capable of cure, the continuance of such default for thirty (30) days after written notice to the Lender by the Borrower; provided that, if such default is of a nature that it is capable of being cured but not within such thirty
         (30) day period and the Borrower shall have proceeded diligently and in good faith to complete curing such default, such thirty (30) day period shall be extended to one hundred eighty (180) days; or

               (e (i) The entry of a decree or order for relief in respect of the Borrower by a court having jurisdiction in the premises, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Borrower or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law; or the commencement against the Borrower of an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, and the continuance of any such case unstayed and in effect for a period of sixty (60) consecutive days; or

               (ii) The commencement by the Borrower of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Borrower or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the failure of the Borrower generally to pay its debts as such debts become due, or the taking of any action in furtherance of any of the foregoing;

         provided, however, that, if any of the events described in clauses (i) and (ii) of this paragraph (e) shall arise as a result of a Tenant Event, such event shall not constitute an Event of Default for purposes hereof; or

               (f     Any of the Equity Collateral or any material portion of
         the Borrower Collateral (taken as a whole) shall be attached for execution or become subject to the order of any court or any other process for execution and attachment and such attachment, order or process shall remain in effect and undischarged for sixty (60) consecutive days and is not related to or does not arise from or by reason of a Tenant Event; or

               (g     One or more final judgments for the payment of money shall be rendered against the Borrower in an aggregate amount in excess of $500,000 (against which the

         Borrower is uninsured or which is not the obligation of Citadel Cinemas or any of its Affiliates pursuant to the Operational Agreements) and the same shall remain undischarged for a period of sixty (60) days during which execution of such judgment shall not be effectively stayed; or

               (h     Sale, lease or encumbrance of any of the Equity
         Collateral, or, except as permitted pursuant to the Security Agreement (whether or not then in effect), any material portion of the Borrower Collateral (taken as a whole), or the making of any levy, seizure or attachment of or on the Equity Collateral or any material portion of the Borrower Collateral (taken as a whole) except in all cases described in this paragraph (h) as may be specifically permitted by other provisions of this Agreement or any Related Document or pursuant to any of the Operational Agreements; or

               (i (i) The Borrower shall default in the payment when due of any principal of or premium (if any) or interest on any Nationwide Indebtedness and such default shall continue beyond any applicable grace period, or shall fail to observe or perform any terms of any instrument pursuant to which any such Nationwide Indebtedness was created or of any mortgage, indenture or other agreement relating thereto if the effect of such failure is to cause the acceleration of such Indebtedness, or permit Nationwide to accelerate the maturity thereof, and such Nationwide failure shall not have been waived in writing pursuant thereto; or

               (ii) The Borrower shall default in the payment when due of any principal of or premium (if any) or interest on any other Indebtedness and such default shall continue beyond any applicable grace period, or shall fail to observe or perform any terms of any instrument pursuant to which any such other Indebtedness was created or of any mortgage, indenture or other agreement relating thereto if the effect of such failure is to cause the acceleration of such Indebtedness and such failure shall not have been waived pursuant thereto;

         provided, however, that no such failure to pay by the Borrower shall constitute an Event of Default hereunder to the extent arising from (x) a failure by Citadel Cinemas to pay any amount of Basic Rent or Additional Rent as and when due pursuant to the Lease Agreement or (y) the use by the Borrower of such cash or cash equivalents or other reasonably liquid assets to perform any obligations which Citadel Cinemas has failed to perform under any of the Operational Agreements; or

               (j     The representation contained in Section 5.10 hereof shall
         at any time become untrue as relates to the Equity Collateral or any material element or portion of the Borrower Collateral (taken as a whole) and the Borrower fails to cure such condition within ten (10) days after written notice by the Lender that such a condition exists; or

               (k (i) Any Related Document shall, for any reason, be declared to be null and void or shall not give or shall cease to give the Lender the Liens or the material rights, powers and privileges purported to be created thereby in favor of the Lender as relates to the Equity Collateral, or to any material element or portion of the Borrower Collateral (taken as a whole), superior to and prior to the rights of all third Persons and subject to no other Liens (except to the extent expressly permitted herein or therein), provided, however, if any of the events described in this clause (i) of this paragraph (k) shall arise as a result of a Tenant Event, such an event shall not constitute an Event of Default hereunder, or (ii) the validity or enforceability of the Liens granted, to be granted, or purported to be granted, by this Agreement or the other Related Documents shall be contested by the Borrower or any of its Affiliates; or

               (l     Any Site Lease or the Option Agreement shall be declared
         to be null and void or shall not give or shall cease to give the Borrower the material rights, powers and privileges purported to be created thereby, solely as a result of any action or inaction by the Borrower or an event or condition relating solely to the Borrower; or

               (m     The Lease Agreement shall be declared to be null and void
         or shall not give or shall cease to give Citadel Cinemas the material rights, powers and privileges purported to be created thereby, solely as a result of any action or inaction by the Borrower or any event or condition relating solely to Borrower; or

               (n     Any material representation or warranty made by either
         Indemnity Guarantor in his Indemnity Guarantee proves to be false or inaccurate in any material respect; or

               (o (i) The Indemnity Guarantee ceases to be in full force and effect; or

                      (ii) A default occurs and continues after the expiration of any applicable grace period under the Indemnity Guarantee such that the ability of the Lender to realize thereon is materially compromised.

         IX.2  Default Remedies. (a) If any Event of Default (other than Events
               ----------------
of Default specified in paragraph (e) of Section 9.1 hereof) shall occur and be continuing, then and in every such event, and at any time thereafter during the continuance of such Event of Default, the Lender may by written notice to the Borrower declare the Obligations to be forthwith due and payable, whereupon (i) the Commitment shall immediately reduce to zero and (ii) the Obligations shall become forthwith due and payable both as to principal and interest together with all other amounts payable by the Borrower under this Agreement which may be due or accrued and unpaid, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived. Notwithstanding anything in the preceding sentence to the contrary, if an Event of Default occurs priors to the advance of the initial Loan and the Lender elects to reduce the Commitment to zero, then if the

Borrower cures such Event of Default before the Termination Date, the rights of the parties hereto shall be reinstated as if the Event of Default never occurred.

     (b) In addition, if an Event of Default occurs following the date of the initial Loan but prior to the Termination Date, then if the Borrower cures such Event of Default prior to the earlier of (i) the completion of the sale of any Collateral pursuant to the Pledge Agreement or the Security Agreement and (ii) the Termination Date, then the rights of the parties hereto shall be reinstated as if the Event of Default never occurred, provided that the Borrower has made good any missed payments.

     (c) If an Event of Default set forth in paragraph (e) of Section 9.1 hereof shall occur with respect to the Borrower, then without any notice to the Borrower or any other act by the Lender or any other Person (i) the Commitment shall be immediately reduced to zero, and (ii) the Obligations shall become forthwith due and payable, all without presentment, demand, protest or notice of any kind, all of which are expressly waived.

     (d) If the Lender shall declare the Obligations to be forthwith due and payable pursuant to the terms of this Section 9.2, the Lender may, subject in all cases to the terms of the Intercreditor Agreement, enforce its rights hereunder and under any other instrument or agreement delivered in connection herewith and take any other action to which it is entitled hereunder, thereunder, or by law, whether for the specific performance of any covenant or agreement contained in this Agreement, in any such instrument or agreement or to enforce payment as provided herein, therein, or by law, and, in such event, the Lender shall be entitled to receive from the Borrower, in addition to all other amounts provided for herein, all costs, expenses and fees reasonably incurred by the Lender, including reasonable attorneys fees and disbursements.

     (e) The Lender shall endeavor to give the Borrower notice within 30 days of the Lender becoming aware of any Event or Default (or event which, with notice or passage of time or both, would become an Event of Default), provided that (i) if Lender fails to give such notice within five Business Days of obtaining knowledge of such default (which shall not include knowledge of James
J. Cotter), and Borrower does not otherwise have knowledge of such default on or before such fifth Business Day, then any period provided herein for Borrower to cure such default shall be extended by the number of days in the period from such fifth Business day to the date on which Borrower obtains Actual Knowledge of such default (whether by notice from Lender or otherwise) and (ii) failure to give such notice shall not act as a waiver of or prejudice any rights or remedies of the Lender, except as specifically provided in Section 9.2(e)(i).

     IX.3 Setoff. The Lender is hereby authorized at any time and from time to
          ------
time, upon the occurrence and during the continuance of any Event of Default, without prior notice to the Borrower, to the fullest extent permitted by law, to set-off and apply any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or monies at any time held and other indebtedness at any time owing by the Lender or any Affiliate to or for the account of the

Borrower against any and all of the amounts owing by the Borrower under this Agreement or the Related Documents to which it is a party, whether or not the Lender shall have made any demand hereunder or thereunder; provided, however, that no setoff will be made by any Affiliate of the Lender unless and until such Affiliate has provided not less than five (5) Business Days' notice to the Borrower of such anticipated action. The rights of the Lender under this Section
9.3 are in addition to, and do not derogate from or impair, other rights and remedies (including, without limitation, other rights of setoff) which the Lender may have.

     IX.4 Default Interest. Notwithstanding any other provision of this
          ----------------
Agreement to the contrary, so long as an Event of Default shall have occurred and be continuing (after, as well as before judgment), but with regard to Events of Default other than pursuant to Section 9.1(a) only after notice from the Lender electing to impose the default rate, then to the extent permitted by Applicable Law, the Borrower shall from time to time pay interest to the Lender on any amount not paid within five (5) days after demand from the date such payment became due until payment in full at a rate equal to the sum of the rate of interest payable by the Borrower pursuant to Section 2.4 hereof plus 1.5% per annum.

     IX.5 Restrictions on Remedies. Notwithstanding any provision in this
          ------------------------
Agreement, including in Article IX hereof, the rights of the Lender hereunder shall be subject in all cases to the limitations imposed by the Intercreditor Agreement.

                                   ARTICLE X

                                  COLLATERAL
                                  ----------

     X.1  Borrower Collateral. In order to secure the due payment and
          -------------------
performance by the Borrower of all of the Obligations of the Borrower to the Lender, the Borrower shall grant to the Lender a Lien on all of the Borrower Collateral by the execution and delivery to the Lender of the Security Agreement.

     X.2  Equity Collateral. In order to secure the Obligations, Sutton Hill
          -----------------
shall grant to the Lender a Lien on the Equity Collateral, by the execution and delivery of the Pledge Agreement.

                                  ARTICLE XI

                              GENERAL PROVISIONS
                              ------------------

     XI.1 Modification of Agreement; No Sale of Interest. Any provision of this
          ----------------------------------------------
Agreement or any other Related Document may be modified, altered, amended or waived if, but only if, such modification, alteration, amendment or waiver is in writing and is signed by the Borrower and the Lender. The Lender may assign, grant or sell any participation, interest, obligation or right in or to this Agreement or any other Related Document, or any portion hereof or thereof, to any Person without the prior written consent of the Borrower; provided, however, that no such assignment, grant, or sale shall relieve the assigning Lender of its obligations to lend (before or after such assignment) or of any other obligations hereunder theretofore accruing; and, provided, further, that the Lender may grant participations to Affiliates so long as the Lender's obligations to the Borrower hereunder are not affected thereby.

     XI.2 Indulgences Not Waivers. The Lender's failure, at any time or times
          -----------------------
hereafter, to require strict performance by the Borrower of any provision of this Agreement or the other Related Documents shall not waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Lender of an Event of Default by the Borrower under this Agreement or the other Related Documents shall not suspend, waive or affect any other Event of Default by the Borrower under this Agreement or the other Related Documents, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of the Borrower contained in this Agreement or the other Related Documents and no Event of Default by the Borrower under this Agreement or the other Related Documents shall be deemed to have been suspended or waived by the Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of the Lender and directed to the Borrower.

     XI.3 Severability. Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     XI.4 Cumulative Rights; No Waiver. The rights, powers and remedies of the
          ----------------------------
Lender hereunder are cumulative and in addition to all rights, powers and remedies provided under any and all agreements between the Borrower and the Lender relating hereto, at law, in equity or otherwise. Neither any delay nor any omission by the Lender to exercise any right, power or remedy shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or remedy.

     XI.5 Execution in Counterparts. This Agreement may be executed in any
          -------------------------
number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

     XI.6 Notices. All notices, offers, acceptances, approvals, waivers,
          -------
requests, demands and other communications hereunder or under any other Related Document shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by express courier service (including Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (c) in the event overnight delivery services are not readily available, if mailed by United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; provided, that in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clause (a), (b) or (c) of this Section 11.6. All notices shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

          (i)  If to the Lender:

               Citadel Holding Corporation
               550 South Hope Street
               Suite 1825
               Los Angeles, CA 90071
               Attention: President
               ---------
               Telecopier No.: (212) 239-0548
               --------------

     and

               Duane, Morris & Heckscher LLP
               380 Lexington Avenue
               New York, NY  10168
               Attention: Michael H. Margulis, Esq.
               ---------
               Telecopier No.: (212) 692-1020
               --------------

(ii) If to the Borrower:

               Sutton Hill Capital, L.L.C.
               120 North Robertson Boulevard
               Los Angeles, California  90048
               Attention: Ira Levin
               ---------
               Telecopier No.: (310) 652-6490
               --------------

     and

               Whitman Breed Abbott & Morgan LLP
               200 Park Avenue
               New York, NY  10166
               Attention: Howard E. Peskoe, Esq.
               ---------

               Telecopier No.:  (212) 351-3131
               --------------

     Each such notice, request or other communication shall be effective when actually received.

     XI.7  Entire Agreement. This Agreement embodies the entire understanding
           ----------------
and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and inducements which relate to Loans, if any, to be made hereunder, whether express or implied, oral or written.

     XI.8  Governing Law. THIS AGREEMENT HAS BEEN DELIVERED AT, AND SHALL BE
           -------------
EFFECTIVE WHEN ACCEPTED BY THE LENDER IN, NEW YORK, NEW YORK, WHEREUPON THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE IN NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     XI.9  Waiver of Jury Trial. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND
           --------------------
EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ENFORCING OR DEFENDING ANY RIGHTS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 11.9 HAVE BEEN BARGAINED FOR AND THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION HEREWITH.

     XI.10 General Waivers. The Borrower waives (a) presentment, demand and
           ---------------
protest and notice of presentment, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any Indebtedness at any time held by the Lender on which the Borrower may in any way be liable and hereby ratifies and confirms whatever the Lender may do in this regard; (b) notice prior to the Lender's taking possession or control of any of the Collateral or any bond or security which might be required by any court prior to allowing the Lender to exercise any of the Lender's remedies, including the issuance of an immediate writ of possession; and (c) notice of the Lender's acceptance hereof. Each party hereto waives the right to interpose counterclaims (other than mandatory counterclaims) of any kind or description in any litigation between the Borrower and the Lender involving this Agreement, provided that the foregoing shall not limit set-off rights any party may have.

     XI.11 Limited Recourse. Except to the extent of, and under the
           ----------------
circumstances specifically provided for in, Section 5 of the Pledge Agreement, no recourse for the payment of the principal of, or interest on, the Loans or any other amount due under this Agreement or any Related Document, or for any claim based thereon or otherwise in respect thereof, shall be had against any direct or indirect member of the Borrower or any incorporator, partner, shareholder, officer, member, Affiliate or director, as such, past, present or future, of any such direct or indirect member, it being understood that the Borrower is a special purpose limited liability company formed on the express understanding aforesaid. Nothing contained in this Section 11.11 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement and the other documents referred to herein, of rights and remedies against the Borrower or its Assets, or any other Person expressly undertaking in writing obligations in connection with the transactions contemplated hereby.

     XI.12 Headings. The Article and Section headings in this Agreement and the
           --------
table of contents are for convenience of reference only and shall not affect the interpretation hereof.

     XI.13 Termination by Borrower. The Borrower may terminate this Agreement at
           -----------------------
any time upon not less than thirty (30) days' prior written notice to the Lender; provided, however, that on the date specified by the Borrower for termination (a) there shall not be any Loans then Outstanding and (b) all amounts then due and payable to the Lender under this Agreement or the other Related Documents shall have been paid in full. No termination of this Agreement, for whatever reason, shall affect the obligations and liabilities of the Borrower hereunder which arose prior to such termination or the Lender's rights, powers and remedies with respect thereto.

     XI.14 Accounting Terms. All accounting terms not specifically defined
           ----------------
herein shall be construed in accordance with GAAP, except as otherwise stated herein.

     XI.15 Incorporation. All appendices and schedules attached to this
           -------------
Agreement are incorporated herein by this reference.

     XI.16 Tax Forms. On or before the date hereof or, if later, the date on
           ---------
which it acquires the rights and obligations of a Lender pursuant to this Agreement, the Lender if it is not a United States person (within the meaning of Section 7701 of the Internal Revenue Code of 1986) will deliver to the Borrower a fully completed and duly executed copy of the United States Internal Revenue Service Form 4224 or Form 1001 confirming that such Lender is entitled under
Section 1442 of the Internal Revenue Code or any other applicable provision thereof or under any applicable tax treaty or convention to receive payments under this Agreement without deduction or withholding of United States federal income tax. So long as the Loans are Outstanding and until the Obligations have been paid and performed in full, the Lender shall also deliver a further copy of such Form 4224 or Form 1001 or any successor forms thereto to the Borrower upon expiration of the form previously delivered by the Lender hereunder, unless any change in law or regulation of the United States or any taxing authority thereof has occurred prior to the date on which such delivery would otherwise be required which renders such form inapplicable or which would prevent the Lender from completing and delivering such form. Notwithstanding anything to the contrary in this Agreement, the Borrower shall not be required to gross-up any payment for withholding taxes imposed on the Lender which has failed to comply with its obligations under this Section 11.16 if such compliance would have avoided such withholding taxes.

                                  ARTICLE XII

                              LENDER COOPERATION
                              ------------------

     XII.1 Lender Cooperation. In the event the Borrower has not drawn down, or
           ------------------
elects not to draw down, the entire Commitment hereunder, the Lender shall, to the extent reasonably requested by the Borrower and subject to the terms and conditions herein, and at the Borrower's cost and expense, cooperate to allow the Borrower to refinance its Indebtedness existing on the date hereof with any other Person, including at any time and from time to time, upon the reasonable request of the Borrower, and at the Borrower's cost and expense, to execute and deliver any and all such further instruments and documents as the Borrower may reasonably request in order to carry out such refinancing, provided that such financing otherwise complies with the terms of Sections 7.2 and 7.3 hereof.

     IN WITNESS WHEREOF, this Agreement has been duly executed under seal in New York, New York, on the day and year specified at the beginning hereof.

                                   SUTTON HILL CAPITAL, L.L.C.
                                   ("Borrower")


                                   By: /s/ James J. Cotter
                                      ---------------------
                                      Name:  James J. Cotter
                                      Title: Operating Manager



                                   CITADEL HOLDING CORPORATION
                                   ("Lender")


                                   By: /s/ Andrzej Matyczynski
                                      -------------------------
                                      Name:  Andrzej Matyczynski
                                      Title: Chief Financial Officer

                                   EXHIBIT A

                                 FORM OF NOTE


                          SUTTON HILL CAPITAL, L.L.C.

                                     NOTE

                                                              New York, New York

$28,000,000                                                   ___________, _____


     Sutton Hill Capital, L.L.C., a New York limited liability company (the "Borrower"), for value received, hereby promises to pay to the order of Citadel
 --------
Holding Corporation (the "Lender") the principal amount of TWENTY EIGHT MILLION
                          ------
DOLLARS ($28,000,000) or, if less, the unpaid principal amount of the Lender's Loans outstanding under the Citadel Standby Credit Facility dated as of _____________, 2000 between the Borrower and the Lender (as the same may from time to time be amended, modified, supplemented or extended, the "Credit
                                                                  ------
Agreement"). Capitalized terms used herein have the meanings given to them in
---------
the Credit Agreement. The principal amount of each Loan shall be due and payable as provided in the Credit Agreement. The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at such interest rates and on such dates as are determined pursuant to the Credit Agreement. All such principal and interest shall be payable in lawful money of the United States of America in immediately available funds at the office of the Lender as provided in the Credit Agreement.

     The date and amount of each Loan and each repayment and prepayment of principal thereof shall be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof, provided that the failure to make or any error in making any such endorsement on such schedule shall not limit, extinguish or in any way modify the obligation of the Borrower to repay the Lender's Loans strictly in accordance with the Credit Agreement.

     This Note is the Note referred to in the Credit Agreement and is entitled to the benefits thereof. This Note is subject to prepayment and its maturity is subject to acceleration upon the terms provided in the Credit Agreement.

     The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

     All indebtedness arising under this Note and all interest payable hereunder shall be subordinate and junior in right of payment to the Nationwide Indebtedness now or hereafter owing, in the manner and to the extent set forth in the Credit Agreement and the Intercreditor Agreement (as defined in the Credit Agreement).

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                        SUTTON HILL CAPITAL, L.L.C.

                                        By:______________________________
                                           Name:
                                           Title:

                               SCHEDULE OF LOANS

Date of Loan          Principal            Payments or            Balance         Notation Made
                      Amount of Loan       Prepayments of         Outstanding     By
                                           Principal

                                   EXHIBIT B

                          Form of Notice of Borrowing
                          ---------------------------

                              NOTICE OF BORROWING

Citadel Holding Corporation
550 South Hope Street
Suite 1825
Los Angeles, CA 90071
Attention: Loan Administration

Gentlemen:

     Pursuant to Section 2.2 of the Citadel Standby Credit Agreement dated as of ____________, 2000 (the "Credit Agreement") between Sutton Hill Capital, L.L.C. and you, we hereby give you irrevocable notice that we request a Loan as follows:

               1.   Amount of Loan:       __________________ .

               2.   Date of borrowing:     ________________  __, ____.

               3.   Account Information:  _______________________.

     We hereby confirm that all conditions to such Loan will be satisfied on the date of such Loan.

     Capitalized terms used herein but not defined shall have the meanings given to them in the Credit Agreement.

Dated this ________ day of ____________, ____.


                                   SUTTON HILL CAPITAL, L.L.C.

                                   By: ________________________________
                                       Name:
                                       Title:

                                   EXHIBIT E

                               PLEDGE AGREEMENT

                               PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT, dated as of July __, 2000 (as amended, modified and supplemented from time to time, this "Agreement"), is entered into by and
                                          ---------
between SUTTON HILL ASSOCIATES, a California general partnership (the "Pledgor"), and CITADEL HOLDING CORPORATION, a Nevada corporation (together with
 -------
its permitted successors and assigns, the "Pledgee").
                                           -------

                                  WITNESSETH:
                                  ----------

         WHEREAS, the Pledgor is (a) the sole member of Sutton Hill Capital, L.L.C., a limited liability company formed under the laws of the State of New York ("Sutton Hill Capital"), and (b) the legal and beneficial owner of the
       -------------------
Membership Interest (as hereinafter defined);

         WHEREAS, Sutton Hill Capital and the Pledgee have entered into a certain Citadel Standby Credit Facility, dated as of July __, 2000 (as the same may be amended, restated, modified, or supplemented from time to time, the "Credit Agreement"), pursuant to which, at the election of Sutton Hill Capital
 ----------------
and upon the satisfaction of certain conditions precedent provided for therein, the Pledgee has agreed to make to Sutton Hill Capital certain loans in an aggregate principal amount up to twenty eight million Dollars ($28,000,000) (hereinafter referred to as the "Loans");
                                 -----
         WHEREAS, as an inducement to the Pledgee to make the Loans, if any, to Sutton Hill Capital pursuant to the terms of the Credit Agreement, the Pledgor has agreed, in accordance with the terms of Section 4.1(f) of the Credit Agreement, to execute and deliver this Agreement pursuant to which the Pledgor will pledge the Collateral (as hereinafter defined) in favor of the Pledgee to secure the performance and repayment of Sutton Hill Capital's Obligations (as hereinafter defined), to the extent and in accordance with the terms hereof;

         WHEREAS, Sutton Hill Capital has also acquired certain interests in various theatre properties in New York City, including the option (the "Sutton/Murray Hill Fee Option") to acquire the fee interests in and to two of such properties (the "Sutton & Murray Hill Fees");

         WHEREAS, Citadel Cinemas, Inc., a Nevada corporation ("Citadel Cinemas"), has subleased from Sutton Hill Capital certain of the theatre properties, including the improvements and equipment located therein or thereon (collectively, the "Leased Interests"), pursuant to provisions of a certain Lease Agreement, dated as of July __, 2000 (the "Lease Agreement"), between Sutton Hill Capital, as lessor, and Citadel Cinemas, as lessee;

         WHEREAS, included in the Lease Agreement is an option in favor of Citadel Cinemas (the "Lease Option") to acquire from Sutton Hill Capital the Leased Interests;

         WHEREAS, pursuant to an agreement, dated as of July __, 2000 (the "Fee Option Agreement"), between Citadel Realty, Inc. ("Fee Sub") and Sutton Hill
                                                   -------
Capital, Sutton Hill Capital has granted to FeeSub the right (the "Fee Option Right"), subject to the exercise by Citadel Cinemas of the Lease Option and payment by Citadel Cinemas of the exercise price under the Lease Option, to require Sutton Hill Capital to exercise the Sutton/Murray Hill Fee Option and direct the delivery of the Sutton/Murray Hill Fees to or as directed by FeeSub, upon payment by FeeSub or its designee of the exercise price under the Sutton/Murray Hill Fee Option;

         WHEREAS, the Collateral will be subject to the prior pledge thereof to Nationwide, as described in a certain Intercreditor Agreement among Nationwide, Sutton Hill Capital and the Pledgee;

         WHEREAS, it is the intention of the Pledgor in executing and delivering this Agreement to assure to the Pledgee that, if it forecloses on the pledge of the Membership Interest, the Membership Interest will not be subject to any claims thereto or rights therein arising from any action of Sutton Hill Capital or its Affiliates, except for Pledgor Permitted Liens (as hereinafter defined); and

         WHEREAS, it is the Pledgee's expectation that, if it were to foreclose on the pledge of the Membership Interest, Sutton Hill Capital's interest in the Sutton/Murray Hill Fee Option and in the Leased Interests would be subject only to Pledgor Permitted Liens;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         XIII Definitions. Unless otherwise defined herein, terms that are
              -----------
defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

         "Accounts" shall have the meaning assigned to that term in Article 9 of
          --------
the Code.

         "Certificate of Title" shall mean a title search or report provided by
          --------------------
a title insurance company or agency licensed to do business in the state where the Leased Interests are located.

         "Chattel Paper" shall have the meaning assigned to that term in
          -------------
Article 9 of the Code.

         "Citadel Cinemas" shall mean Citadel Cinemas, Inc., a Nevada
          ---------------
corporation and its successors and assigns (including successors or assigns as tenant under the Lease Agreement).

         "Code" shall mean the Uniform Commercial Code from time to time in
          ----
effect in the State of New York.

         "Collateral" shall have the meaning assigned to that term in Section 2
          ----------
of this Agreement.

         "Cure" (including grammatical alternatives thereof) shall mean (i) the
          ----
removal of the Lien or Title Impairment in question, either of record or by arrangement for the title company insuring the interest of the transferee to "omit" the Lien or Title Impairment in question, or (ii) the causing of the title company involved to insure against collection or to insure against loss or forfeiture of title with respect to the Lien or Title Impairment in question, provided, that, in the case of a Cure described in clause (ii) hereof, the title company must agree to "omit" such Lien or Title Impairment in question in connection with any mortgagee title insurance policy with respect to any third party financing.

         "Designated Payment" shall mean the amounts (if any) required to be
          ------------------
paid to satisfy amounts then payable by the Pledgor to Nationwide pursuant to the Nationwide Agreement.

         "Event of Default" shall mean the occurrence of any of the following
          ----------------
events: (1) an Event of Default (as defined in the Credit Agreement), or (2) a default on the part of the Pledgor in the due performance or observance of any covenant or obligation of the Pledgor contained herein, and, if such default is capable of cure, the continuance of such default for thirty (30) days after written notice from the Pledgee to the Pledgor; provided, however, that if such
                                                --------  -------
default is of a nature that it is capable of being cured but not within such thirty (30) day period and the Pledgor shall have proceeded diligently and in good faith to complete curing such default, such thirty (30) day period shall be extended to one hundred eighty (180) days.

         "Fee Option Agreement" shall have the meaning assigned to that term in
          --------------------
the recitals hereto.

         "Fee Option Right" shall have the meaning assigned to that term in the
          ----------------
recitals hereto.

         "General Intangibles" shall have the meaning assigned to that term in
          -------------------
Section 9-106 of the Code and shall include, without limitation, the Membership Interest and all rights of the Pledgor to receive, directly or indirectly, moneys or any other rights or benefits therefrom.

         "Insolvency or Liquidation Proceeding" of any person shall mean:
          ------------------------------------

               (a) The entry of a decree or order for relief in respect of such person by a court having jurisdiction in the premises, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of such person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law; or the commencement against such person of an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law; or

               (b) The commencement by such person of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under such law or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of such person or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the taking of any action in furtherance of any of the foregoing;

provided, however, that, if any of the events described in clauses (i) and (ii) of this definition shall arise as a result of a Tenant Event, then such an event shall not constitute an Insolvency or Liquidation Proceeding.

         "Instruments" shall have the meaning assigned to that term in Article 9
          -----------
of the Code.

         "Intercreditor Agreement" shall mean the Intercreditor Agreement, dated
          -----------------------
as of July __, 2000, entered into by and among the Pledgor, the Pledgee, and Nationwide Theatres Corp., a California corporation and its successors and assigns (hereinafter referred to as "Nationwide").
                                     ----------

         "Lease Agreement" shall mean the Lease Agreement between Sutton Hill
          ---------------
Capital, as lessor, and Citadel Cinemas, as lessee, dated as of July __, 2000, as amended, modified and supplemented from time to time.

         "Lease Option" shall have the meaning assigned to that term in the
          ------------
recitals hereto.

         "Leased Interests" shall have the meaning assigned to that term in the
          ----------------
recitals hereto.

         "Legal Requirements" shall mean all laws, judgments, decrees,
          ------------------
ordinances and regulations and any other governmental rules, orders and determinations and all requirements having the force of law, now or hereinafter enacted, made or issued, whether or not presently contemplated (including without limitation the Americans with Disabilities Act, 42 U.S.C. (S)(S) 12181 et seq., and local and state laws of similar impact or effect and rules, regulations and (to the extent Citadel Cinemas receives notice and a copy thereof pursuant to the Lease Agreement) orders issued under any thereof) and all existing recorded agreements, covenants, conditions and restrictions (or any such of which Citadel Cinemas has notice), applicable to any Leased Interest and/or the construction, ownership, operation or use thereof, including, without limitation, compliance with all requirements of labor laws and all federal, state, local and foreign laws, statutes, codes, ordinances, rules, regulations, directives, binding policies, permits or orders relating to or addressing the environment or human health, including, but not limited to, any law, statute, code, ordinance, rule, regulation, directive, binding policy, permit, authorization or order, compliance with which is required at any time from the date hereof through the Lease Termination Date as such term is defined in the Lease Agreement (or thereafter as therein set forth), if any, whether or not such compliance shall require structural, unforeseen or extraordinary changes to any Leased Interest or the operation, occupancy or use thereof

         "Lien" shall mean any security interest, mortgage, pledge,
          ----
hypothecation, assignment as collateral, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Code or comparable law of any jurisdiction in respect of any of the foregoing).

         "Limited Liability Company Agreement" shall mean the Limited Liability
          -----------------------------------
Company Agreement of Sutton Hill Capital, dated as of April 8, 1999, as the same may be amended, restated, modified or supplemented from time to time.

         "Membership Interest" shall have the meaning assigned to that term in
          -------------------
Section 2 of this Agreement.

         "Nationwide Accrued Interest" shall mean any interest that has accrued
          ---------------------------
with respect to the Nationwide Indebtedness so long as such interest has not arisen as a result of a Tenant Event.

         "Nationwide Pledge Agreement" shall mean the agreement, dated as of
          ---------------------------
July __, 2000, entered into between the Pledgor and Nationwide, pursuant to which the Pledgor has granted a first security interest in the Collateral to Nationwide.

         "Obligations" shall mean any and all indebtedness, debts, obligations,
          -----------
and liabilities of Sutton Hill Capital to the Pledgee from time to time outstanding under the Related Documents to which Sutton Hill Capital is a party, whether fixed or contingent, due or not due, liquidated or unliquidated, determined or undetermined, and whether for principal, interest, fees, expenses or otherwise, including principal of and interest on any other amounts payable in respect of the Loans, if any, and including, further, any rights of subrogation or contribution arising under the Related Documents.

         "Operational Agreements" shall have the meaning assigned to that term
          ----------------------
in the Credit Agreement.

         "Pledgor Permitted Liens" shall mean (a) with respect to the Membership
          -----------------------
Interest, the Lien created pursuant to the Nationwide Agreement or any Lien resulting from or attributable to a Tenant Event and (b) with respect to the Leased Interests and the Sutton/Murray Hill Fee Option, the following Liens and other matters affecting the title thereto: (i) Liens securing the payment of taxes, assessments and other governmental charges or levies which are not yet delinquent to the extent not the obligations of Citadel Cinemas pursuant to the Lease Agreement; (ii) Legal Requirements, zoning and planning restrictions, subdivision and platting restrictions, easements, rights-of-way, licenses, reservations, covenants, conditions, waivers, or restrictions on the use of any material component of real estate comprising the Leased Interests, which exist on the date hereof and either are set forth in the title insurance policy delivered to Citadel Cinemas in connection with the Lease Agreement or are not disclosed therein; (iii) encroachments or irregularities of title none of which materially impairs the current use or value of the affected Leased Interests; (iv) the Liens created pursuant to the Nationwide Agreement provided that such Liens are paid with the applicable Designated Payment; (v) leases and licenses in effect with respect to any Leased Interest which are permitted by the Lease Agreement; (vi) mechanics' and materialmen's liens or Liens not disclosed in the title insurance policy and existing on the date hereof; (vii) exceptions to the title of any material component of real estate comprising the Leased Interests, of the Sutton and Murray Hill Fees or of the Sutton/Murray Hill Fee Option, as the case may be, as set forth in the title insurance policy delivered to Citadel Cinemas in connection with the Lease Agreement; (viii) existing Liens listed on Exhibit A attached hereto; (ix) any Lien which is or results from a Tenant Event or is approved by Citadel Cinemas for purposes of the Lease Agreement; (x) Liens, including Legal Requirements, zoning and planning restrictions, subdivision and platting restrictions and any of the matters affecting title, which result from acts of any agency, department, court or other administrative, legislative or regulatory authority of any Federal, state, local or foreign governmental body from and after the date hereof not caused by or resulting from a Landlord Act (as such term is defined in the Lease Agreement); and (xi) such other or additional matters as may be approved in writing by Citadel Cinemas in its sole discretion.

         "Proceeds" shall mean all "proceeds" as such term is defined in Section
          --------
9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Membership Interest and any and all collections on the foregoing or distributions with respect to the foregoing.

         "Sutton & Murray Hill Fees" shall have the meaning assigned to that
          -------------------------
term in the recitals hereto.

         "Sutton/Murray Hill Fee Option" shall have the meaning assigned to that
          -----------------------------
term in the recitals hereto.

         "Taxes" shall mean any present or future taxes, levies, imposts,
          -----
duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

         "Title Impairment" shall mean a claim, charge or other matter affecting
          ----------------
title to an Asset or interest therein, other than a Lien, which materially impairs the intended use or value of the Asset (or interest therein) in question excluding, however, the matters affecting title as of the date hereof, the Site Leases and the terms and conditions thereof and matters which constitute Tenant Events.

         XIV   Grant of Security. As security for the prompt and complete
               -----------------
payment when due of the Obligations, the Pledgor hereby assigns, pledges, transfers and grants to the Pledgee a continuing security interest (which shall be subject and subordinate to the prior security interest granted to Nationwide pursuant to the Nationwide Pledge Agreement as and to the extent provided in the Intercreditor Agreement) in, and a lien upon, all of the Pledgor's right, title and interest in the following property now owned or at any time hereafter acquired by the Pledgor, or in which the Pledgor may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (collectively, the "Collateral"):
                                                  ----------

               XIV.1 any and all of its membership interest in Sutton Hill Capital, including, without limitation, all its rights, title and interest to participate in the operation or management of Sutton Hill Capital and all its rights to properties, assets and distributions under the Limited Liability Company Agreement, and all certificates evidencing any of such membership interests (collectively, the "Membership Interest");
          -------------------

               XIV.2 all Accounts arising out of the Limited Liability Company Agreement in respect of the Membership Interest;

               XIV.3 all General Intangibles arising out of or constituted by the Limited Liability Company Agreement in respect of the Membership Interest; and

               XIV.4 to the extent not otherwise included, all Proceeds of any and all of the foregoing.

         This Agreement shall create a continuing security interest in the Collateral which shall be subject and subordinate to the prior security interest granted to Nationwide as provided in the Intercreditor Agreement and shall remain in effect until all the Obligations, now existing or hereafter arising, shall have been paid in full, the Commitments shall have been terminated and the Credit Agreement and the Related Documents shall no longer be in effect.

         XV    Representations and Warranties of Pledgor. The Pledgor hereby
               -----------------------------------------
represents and warrants to the Pledgee that: (i) the Pledgor is the sole member of Sutton Hill Capital and no other Person owns or holds any other ownership rights in the Membership Interest; (ii) the execution, delivery, and performance of this Agreement are not in violation of any indenture, agreement, or undertaking to which the Pledgor is a party or by which the Pledgor is bound;
(iii) the execution, delivery and performance of this Agreement will not result in the creation or imposition of any lien or charge on, security interest in or other encumbrance on any of the assets of the Pledgor except as contemplated by this Agreement; (iv) the Pledgor's chief executive office and the place where the Pledgor keeps its business records is 120 North Robertson Boulevard, Los Angeles, California

90048; and (v) this Agreement will create and grant to the Pledgee (upon the filing of appropriate UCC-1 financing statements) a valid lien on, and a perfected security interest in favor of the Pledgee in, all right, title or interest of the Pledgor in or to the Collateral, subject to the prior lien in favor of Nationwide as provided in the Intercreditor Agreement, Liens for Taxes and governmental charges and levies which are not delinquent, which are being Properly Contested by or on behalf of the Pledgor or which are the obligation of Citadel Cinemas or any of its Affiliates to pay pursuant to any of the Operational Agreements and Liens placed on the Collateral by, or arising from, the actions or inactions of, or any event or condition relating to, Citadel Cinemas or any of its Affiliates, whether or not such Liens are permitted to exist pursuant to the terms of any of the Operational Agreements.

     The Pledgor agrees that the foregoing representations and warranties shall be deemed to have been made by it on each date of a Notice of Borrowing on or after the date hereof by Sutton Hill Capital under the Credit Agreement on and as of such date as though made hereunder on and as of such date.

     XVI  Further Assurances; Affirmative Covenants.
          -----------------------------------------

     The Pledgor covenants and agrees that, from and after the date of this Agreement until the Obligations are paid in full and the Commitment is terminated :

          XVI.1 The Pledgor will promptly execute and deliver and will cause to be executed and delivered all further instruments and documents, including, without limitation, financing and continuation statements, and will take all further action and will cause all further action to be taken, that the Pledgee may reasonably request in order to create, preserve, perfect and protect the security interest in the Collateral or to enable the Pledgee to exercise and enforce its rights and remedies hereunder or to preserve, perfect and protect the Pledgee's right, title and interest in and to the Collateral.

          XVI.2 The Pledgor will at all times keep accurate and complete books and records with respect to the Collateral and agrees that the Pledgee or its representative shall have the right at any time and from time to time to call at the Pledgor's place of business during normal business hours to inspect and examine the books and records of the Pledgor relating to the Collateral and to make extracts therefrom and copies thereof.

          XVI.3 The Pledgor will keep the Collateral free and clear of all security interests, liens and claims other than the security interest and lien herein granted and the security interest and lien granted to Nationwide, Liens for Taxes and governmental charges and levies which are not delinquent, which are being Properly Contested by or on behalf of the Pledgor or which are the obligation of Citadel Cinemas or any of its Affiliates to pay pursuant to any of the Operational Agreements and Liens placed on the Collateral by, or arising from, the actions or inactions of, or any event or condition relating to, Citadel Cinemas or any of its Affiliates, whether or not such Liens are permitted to exist pursuant to the terms of any of the

     Operational Agreements, and will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, except by assignment to the Pledgee and Nationwide.

          XVI.4 The Pledgor will defend the Pledgee's right, title and security interest in and to the Collateral against claims and demands of all persons whomsoever, other than Nationwide.

          XVI.5 If the Pledgor shall, as a result of its ownership of the Collateral, receive any certificate representing its ownership of the Membership Interest and all of the Nationwide Indebtedness now or hereafter owing has been paid in full in accordance with the terms of the Nationwide Agreement, the Pledgor shall accept the same as the agent of the Pledgee, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledgee in the exact form received, duly indorsed by the Pledgor to the Pledgee, if required.

          XVI.6 The Pledgor will at all times remain the sole member of Sutton Hill Capital and will allow no other Person to own or hold any other ownership rights in the Membership Interest; provided, however, that the
                                                  --------  -------
     failure to comply with the terms hereof shall not constitute a breach hereunder if the failure to comply arises as a result of any action or inaction of, or any condition or event relating to, Citadel Cinemas or any of its Affiliates.

     XVII Lien or Title Impairment.
          ------------------------

          XVII.1 Subject to the limitations set forth in Section 19 hereof, if, at the time of the exercise by the Pledgee of its rights and remedies involving the Membership Interest, title thereto or to any of the Leased Interests or the Sutton/Murray Hill Fee Option shall be subject to a Lien or to a Title Impairment other than a Pledgor Permitted Lien, the Pledgor shall be obligated to pay, bond, or otherwise Cure such Lien and to Cure such Title Impairment.

          XVII.2 Not less than ten days prior to the date of the anticipated exercise described in the preceding sentence, the Pledgee shall deliver to the Pledgor a lien search with respect to the Membership Interest and a Certificate of Title with respect to the Leased Interests and the Sutton/Murray Hill Fee Option, indicating whether or not any Liens encumbering such Membership Interest or the interest of Sutton Hill Capital in such other assets constitute such Liens other than Pledgor Permitted Liens and whether there exists as to Sutton Hill Capital's title to any of such assets any such Title Impairment, each as described in the preceding paragraph.

          XVII.3 If by reason of the occurrence of an Insolvency or Liquidation Proceeding of Sutton Hill Capital, Pledgee shall be prevented from foreclosing on the Membership Interest or its security interest under the Security Agreement (as defined in the Credit Agreement), Pledgor shall cause such Insolvency or Liquidation Proceeding to be terminated or otherwise to be resolved as promptly as practicable and in a manner such that the applicable transaction can be consummated in accordance with its terms. All times referred to in Section 5(d) hereof shall be determined without regard to any additional time that may be permitted or authorized under any statute or order entered in or applicable to such Insolvency or Liquidation Proceeding.

            XVII.4 In the event the Pledgor does not timely perform any of the obligations set forth in paragraphs (a), (b) or (c) of this Section 5, the Pledgee may, after written demand to perform has been served upon the Pledgor and the Pledgor has been given 15 days to perform, perform said obligations at the Pledgor's sole cost and expense; provided, however, that the Pledgee shall not exercise its option to perform said obligations for up to 90 days if within said 15-day period the Pledgor has commenced to perform the obligation or obligations in question and thereafter to the reasonable satisfaction of the Pledgee continues to perform such obligation or obligations with reasonable diligence. The Pledgor shall, upon written demand from the Pledgee, reimburse the Pledgee for all costs, including reasonable attorney's fees and out-of-pocket expenses, and all liabilities incurred by the Pledgee by reason of the foregoing set forth in this
     Section 5, with interest thereon at the rate of eleven and one quarter percent (11.25%) per annum.

            XVII.5 The obligations of the Pledgor under this Section 5 hereof and with respect to the Nationwide Accrued Interest shall be unlimited, with full recourse to all of the assets of the Pledgor and its partners. The Pledgor and its partners agree not to request or permit, in any Insolvency or Liquidation Proceeding of the Pledgor, (i) any plan of reorganization, or confirmation order with respect thereto, which would include a provision that would discharge the partners of Pledgor from their obligations to Pledgee under this Section 5 or (ii) any party in interest to obtain an injunction that would enjoin or limit the Pledgee's rights against the partners of the Pledgee or their assets.

     XVIII Remedies. (a) Subject in all cases to the terms of the Intercreditor Agreement, upon the occurrence of an Event of Default and an acceleration of the Loans, the Pledgee may, in its sole discretion, exercise with respect to the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the New York Uniform Commercial Code or other applicable law, and the Pledgee may also, upon reasonable notice as specified below, sell the Collateral at public or private sale, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and at such price and upon such other terms as the Pledgee may in good faith deem commercially reasonable. The Pledgee or any of its Affiliates may be the purchaser of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for the Collateral, to use and apply any of the Obligations as a credit on account of the purchase price of the Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the fullest extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that at least fifteen (15) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice. The Pledgee will not be obligated to make any sale regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement of the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. The Pledgor hereby waives any claims against the Pledgee arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale, even if the Pledgee accepts the first offer received and does not offer the Collateral to more than one offeree.

     (b) The proceeds of any sale of the Collateral under subsection (a) above shall be applied in the following manner:

          (a) FIRST, to the payment of all costs and expenses reasonably incurred in connection with the sale, collection or other realization, including reasonable costs, fees and expenses of the Pledgee and its agents and counsel, all other reasonable expenses, liabilities and advances made or incurred by the Pledgee in connection therewith;

          (b) SECOND, to the payment, in whole or in part, of the Nationwide Indebtedness (as defined in the Intercreditor Agreement);

          (c)  THIRD, to the payment, in whole or in part, of the Obligations;
     and
          (d) FOURTH, the balance, if any, shall be paid to the Pledgor or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

If the Pledgee or any of its Affliates is the successful bidder at such sale, the amount owing to Nationwide must be paid in cash.

     (c) The Pledgee has the right to enforce any and all remedies provided in this Agreement, successively and concurrently, and such action will not operate to estop or prevent the Pledgee from pursuing any other remedy which the Pledgee may have at law or in equity or under any other document.

     (d) THE PLEDGOR ACKNOWLEDGES THAT ANY PRIVATE SALE OF THE COLLATERAL MAY RESULT IN PRICES AND OTHER TERMS LESS FAVORABLE TO THE PLEDGOR THAN IF SUCH SALE WERE A PUBLIC SALE AND THE PLEDGOR AGREES THAT ANY SUCH PRIVATE SALE SHALL BE DEEMED TO HAVE BEEN MADE IN A COMMERCIALLY REASONABLE MANNER.

         XIX   Pledgee Appointed Attorney-in-Fact.
               ----------------------------------

         Subject in all cases to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default which is not waived by the Pledgee and following an acceleration of the Loans, the Pledgor hereby irrevocably makes, constitutes and appoints the Pledgee or any of its officers or designees its true and lawful attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time after the occurrence and during the continuation of an Event of Default which is not waived by the Pledgee and following an acceleration of the Loans, to take any action, to execute any instruments and to exercise any rights, privileges, elections or power of the Pledgor pertaining or relating to the Collateral which the Pledgee may reasonably deem necessary or desirable to preserve and enforce its security interest in the Collateral and otherwise to accomplish the purposes of this Agreement.

         XX    Pledgee May Perform. If the Pledgor fails to perform any
               -------------------
agreement contained herein other than any agreement set forth in Section 5 hereof, the Pledgee may (but shall not be obligated to) itself perform, or cause performance of, such agreement; provided, however, that the Pledgee shall first
                                --------  -------
have provided to the Pledgor five (5) Business Days' prior written notice of the Pledgee's intention so to act (except in cases of emergency when no such notice shall be required). Any sums expended by the Pledgee pursuant to this Section 7 shall be added to the Obligations and secured by the Collateral.

         XXI   Amendments, etc. No amendment, waiver or modification of any
               ---------------
provision of this Agreement, nor consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing making specific reference to this Agreement and such amendment, waiver, modification or consent shall be consented to in one or more writings and signed by the Pledgor, the Pledgee and Nationwide, and then such amendment, waiver, modification or consent shall be effective only in the specific instance for the specific purpose for which given.

         XXII  Continuing Security Interest. This Agreement shall create a
               ----------------------------
continuing security interest in the Collateral and shall (a) except with respect to the provisions in Section 5 hereof, remain in full force and effect until the later of (i) the termination of the Commitment or (ii) the payment in full of the Obligations, (b) be binding upon the Pledgor and (c) inure to the benefit of the Pledgee and its successors and assigns. If the Pledgee shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Pledgee, then and in every such case, the Pledgor and the Pledgee shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all right, remedies and powers of the Pledgee shall continue as if no such proceeding had been instituted.

         XXIII Notices. All notices, offers, acceptances, approvals, waivers,
               -------
requests, demands and other communication hereunder or under any other Related Document shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by express courier service (including Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (c) in the event overnight delivery services are not readily available, if mailed by United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; provided, that in the case of a notice by telecopy, the
                        --------
sender shall in addition confirm such notice by writing sent in the manner specified in clause (a), (b) or (c) of this Section 10. All notices shall be effective upon receipt by the addressee; provided, however, that if any notice
                                         --------  -------
is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided,
                                                                  --------
however, that any party shall have the right to change its address for notice
-------
hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

         (a)      If to the Pledgor:
                  Sutton Hill Associates
                  120 North Robertson Blvd.
                  Los Angeles, California 90048
                  Attention:  Legal Dept.
                  ---------
                  Telecopier: (310) 652-6490
                  ----------

with required copies to:

                  Whitman Breed Abbott & Morgan LLP
                  200 Park Avenue
                  New York, New York 10199
                  Attention:  Howard Peskoe
                  ---------
                  Telecopier No.:  (212) 351-3131
                  --------------

         (b)      If to the Pledgee:
                  Citadel Holding Corporation
                  550 South Hope Street
                  Suite 1825
                  Los Angeles, CA 90071
                  Attention:  President
                  ---------
                  Telecopier No.:  (213) 239-0548
                  -------------

with required copies to:

                  Duane, Morris & Heckscher LLP
                  380 Lexington Avenue
                  New York, NY 10168

                  Attention:  Michael H. Margulis, Esq.
                  ---------
                  Telecopier No.:  (212) 692-1020
                  --------------

Each such notice, request or other communication shall be effective when actually received.

         XXIV Governing Law. THIS AGREEMENT HAS BEEN DELIVERED AT, AND SHALL BE
              -------------
EFFECTIVE WHEN EXECUTED BY THE PLEDGOR AND THE PLEDGEE IN, NEW YORK, NEW YORK, WHEREUPON THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE IN NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         XXV Severability. Any provision of this Agreement which is prohibited
             ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         XXVI Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by different parties hereto on separate counterparts, each of which counterparts, when executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         XXVII Benefits. The rights and privileges of the Pledgee hereunder
               --------
shall inure to the benefit of its successors and assigns and the obligations of the Pledgor shall be binding on the Pledgor's successors and assigns.

         XXVIII Powers Coupled With An Interest. All authorizations and agencies
                -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         XXIX Paragraph Headings.  The Article and Section headings in this
              ------------------
Agreement and the table of contents are for convenience of reference only and shall not affect the construction hereof or be taken into consideration in the interpretation hereof.

         XXX Waiver of Jury Trial. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND
             --------------------
EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ENFORCING OR DEFENDING ANY RIGHTS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PLEDGOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 18 HAVE BEEN BARGAINED FOR AND THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION HEREWITH.

         XXXI Termination.  After the later of (i) the termination of the
              -----------
Commitment or (ii) the payment in full of the Obligations, this Agreement shall terminate and the Pledgee at the request of the Pledgor will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee. Notwithstanding anything contained herein to the contrary, the provisions of
Section 5 hereof and the obligations of the Pledgor arising with respect thereto shall terminate and be of no further force and effect on and as of the day following the repayment in full of the Loan, provided that such obligations shall be reinstated if at any time payment or performance of Sutton Hill Capital is rescinded or must otherwise be returned as a result of an Insolvency or Liquidation Proceeding.

         XXXII Conflict Of Provisions. In the event of any conflict between any
               ----------------------
term, covenant or condition of this Agreement and any term, covenant or condition of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control and govern.

         XXXIII Limited Recourse.  Except to the extent of and under the
                ----------------
circumstances specifically provided for in Section 5 hereof and except with respect to the Nationwide Accrued Interest, no recourse for the payment of the principal of, or interest on, the Obligations or obligations of the Pledgor hereunder or any other amount due under this Agreement, or for any claim based thereon or otherwise in respect thereof or hereof, shall be had against any direct or indirect partner or owner of the Pledgor or any incorporator, partner, shareholder, officer, member, Affiliate or director, as such, past, present or future, of any such direct or indirect partner. Nothing contained in this
Section 21 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement and the other documents referred to herein, of rights and remedies against the Collateral, or any other Person expressly undertaking in writing obligations in connection with the transactions contemplated hereby. In no event shall the Pledgor have any liability to the Pledgee hereunder for any lost or prospective profits or any other special, punitive, exemplary, consequential, incidental or indirect losses or damages (in tort, contract or otherwise). The parties further agree that no claim for direct damages by a party hereunder shall include any amounts for which such party has been reimbursed or is entitled to be reimbursed under any insurance required to be obtained under the Lease Agreement or acquired in connection therewith.

         XXXIV Cumulative Rights; No Waiver. No failure on the part of the
               ----------------------------
Pledgee to exercise, no course of dealing with respect to, and no delay on the part of the Pledgee in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                             PLEDGOR:
                                             SUTTON HILL ASSOCIATES


                                             By:________________________________
                                                     Name:
                                                     Title:


                                                By:_____________________________
                                                     Name:
                                                     Title:


                                                PLEDGEE:
                                                CITADEL HOLDING CORPORATION


                                                By:_____________________________
                                                     Name:
                                                     Title:


Agreed to as to Section 5 hereof
and as to payment of the Nationwide
Accrued Interest


____________________________________
James J. Cotter



____________________________________
Michael R. Forman

                                   EXHIBIT F

                              SECURITY AGREEMENT

                              SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, dated as of July __ , 2000 (as amended, modified and supplemented from time to time, this "Agreement"), is entered into
                                                   ---------
by and between SUTTON HILL CAPITAL, L.L.C., a New York limited liability company (the "Grantor"), and CITADEL HOLDING CORPORATION, a Nevada corporation (the
      -------
"Company").
 -------

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, the Grantor and the Company have entered into a certain Citadel Standby Credit Facility, dated as of July __, 2000 (as the same may be amended, restated, modified, or supplemented from time to time, the "Credit Agreement"), pursuant to which, at the election of the Grantor and upon the satisfaction of certain conditions precedent provided for therein, the Company has agreed to make to the Grantor certain loans in an aggregate principal amount up to twenty eight million Dollars ($28,000,000) (hereinafter referred to as the "Loans"); and

         WHEREAS, as an inducement to the Company to make the Loans, if any, to the Grantor, pursuant to the terms of the Credit Agreement, the Grantor has agreed, in accordance with the terms of Section 4.1(f) of the Credit Agreement, to execute and deliver this Agreement pursuant to which the Grantor will pledge the Collateral (as hereinafter defined) in favor of the Company to secure the performance and repayment of the Grantor's Obligations (as hereinafter defined), to the extent and in accordance with the terms hereof;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         XXXV Definitions. Unless otherwise defined herein, terms that are
              -----------
defined in the Intercreditor Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

         "Accounts" shall have the meaning assigned to that term in Article 9 of
          --------
the Code.

         "Citadel Cinemas" shall mean Citadel Cinemas, Inc., a Nevada
          ---------------
corporation, and its successors or assigns (including successors or assigns as tenant under the Lease Agreement).

         "Code" shall mean the Uniform Commercial Code from time to time in
          ----
effect in the State of New York.

         "Collateral" shall have the meaning assigned to that term in Section 2
          ----------
of this Agreement.

         "Equipment"  shall have the meaning  assigned to that term in Article 9
          ---------
of the Code.

         "Event of Default" shall mean the occurrence of any of the following
          ----------------
events: (1) an Event of Default (as defined in the Credit Agreement), or (2) a default on the part of the Grantor in the due performance or observance of any covenant or obligation of the Grantor contained herein, and, if such default is capable of cure, the continuance of such default for thirty (30) days after written notice from the Company to the Grantor; provided, however, that if such
                                                --------  -------
default is of a nature that it is capable of being cured but not within such thirty (30) day period and the Grantor shall have proceeded diligently and in good faith to complete curing such default, such thirty (30) day period shall be extended to one hundred eighty (180) days.

         "General Intangibles" shall have the meaning assigned to that term in
          -------------------
Article 9-106 of the Code.

         "Intercreditor Agreement" shall mean the Intercreditor Agreement, dated
          -----------------------
as of July __, 2000, entered into by and among the Grantor, the Company and Nationwide Theatres Corp., a California corporation and its successors and assigns (hereinafter referred to as "Nationwide").
                                     ----------

         "Lease Agreement" shall mean the lease agreement between the Grantor,
          ---------------
as lessor, and Citadel Cinemas, as lessee, dated as of the date hereof, as amended, modified and supplemented from time to time.

         "Lien" shall mean any security interest, mortgage, pledge,
          ----
hypothecation, assignment as collateral, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Code or comparable law of any jurisdiction in respect of any of the foregoing).

         "Nationwide Security Agreement" shall mean the agreement, dated as of
          -----------------------------
July __, 2000, entered into between the Grantor and Nationwide, pursuant to which the Grantor has granted a first security interest in the Collateral to Nationwide.

         "Obligations" shall mean any and all indebtedness, debts, obligations,
          -----------
and liabilities of the Grantor to the Company from time to time outstanding under the Related Documents to which the Grantor is a party, whether fixed or contingent, due or not due, liquidated or unliquidated, determined or undetermined, and whether for principal, interest, fees, expenses or otherwise, including principal of and interest on any other amounts payable in respect of the Loans, if any, and including, further, any rights of subrogation or contribution arising under the Related Documents.

         "Operational Agreements" shall have the meaning assigned to that term
          ----------------------
in the Credit Agreement.

          "Proceeds" shall mean all "proceeds" as such term is defined in
           --------
Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, any and all collections on the foregoing.

          "Properly Contested" shall have the meaning assigned to that term in
           ------------------
the Lease Agreement.

          "Taxes" shall mean any present or future taxes, levies, imposts,
           -----
duties, fees, deductions, withholdings or other charges of whatever nature, including income, receipts, excise, property, sales, use, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

          XXXVI Grant of Security. As security for the prompt and complete
                -----------------
payment when due of the Obligations, the Grantor hereby assigns, pledges, transfers and grants to the Company a continuing security interest (which shall be subject and subordinate to the prior security interest granted to Nationwide pursuant to the Nationwide Security Agreement as and to the extent provided in the Intercreditor Agreement) in, and a lien upon, all of the Grantor's right, title and interest in the following property now owned or at any time hereafter acquired by the Grantor, or in which the Grantor may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (collectively, the "Collateral"):
                                                  ----------

                 XXXVI.1 all of the Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all Equipment, wherever located, now or hereafter existing, together with any manufacturers' warranties with respect to the foregoing;

                 XXXVI.2  all Accounts;

                 XXXVI.3  all General Intangibles;

                 XXXVI.4 any and all insurance policies, proceeds or benefits thereof related to the Collateral, provided that such policies do not expressly prohibit the grant of such security interest; and

                 XXXVI.5 to the extent not otherwise included, all Proceeds of any and all of the foregoing.

          Notwithstanding the foregoing, "Collateral" shall not include any general intangibles, or other rights, arising under any contracts, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained. The Grantor agrees to use commercially reasonable efforts to obtain any such required consent with respect to any material items of such Collateral.

          This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until all the Obligations, now existing or hereafter arising, shall have been paid in full, the Commitments shall have been terminated and the Credit Agreement and the Related Documents shall no longer be in effect.

          XXXVII  Representations and Warranties of Grantor. The Grantor hereby
                  -----------------------------------------
represents and warrants to the Company that: (i) except as otherwise provided in the Operational Agreements, no other Person owns or holds any ownership rights in the Collateral; (ii) the execution, delivery, and performance of this Agreement are not in violation of any indenture, agreement, or undertaking to which the Grantor is a party or by which the Grantor is bound; (iii) the execution, delivery and performance of this Agreement will not result in the creation or imposition of any lien or charge on, security interest in or other encumbrance on any of the assets of the Grantor except as contemplated by this Agreement; (iv) the Grantor's chief executive office and the place where the Grantor keeps its business records is 120 North Robertson Boulevard, Los Angeles, California 90048; and (v) this Agreement will create and grant to the Company (upon the filing of appropriate UCC-1 financing statements) a valid lien on, and a perfected security interest in favor of the Company in, all right, title or interest of the Grantor in or to the Collateral, subject only to the prior lien in favor of Nationwide as provided in the Intercreditor Agreement, Liens for Taxes and governmental charges and levies which are not delinquent, which are being Properly Contested by or on behalf of the Grantor or which are the obligation of Citadel Cinemas or any of its Affiliates to pay pursuant to any of the Operational Agreements and Liens placed on the Collateral by, or arising from, the actions or inactions of, or any event or condition relating to, Citadel Cinemas or any of its Affiliates, whether or not such Liens are permitted to exist pursuant to the terms of any of the Operational Agreements.

          XXXVIII Further Assurances; Affirmative Covenants.
                  -----------------------------------------

          The Grantor covenants and agrees that, from and after the date of this Agreement until the Obligations are paid in full and the Commitment is terminated:

                XXXVIII.1 The Grantor will promptly execute and deliver and will cause to be executed and delivered all further instruments and documents, including, without limitation, financing and continuation statements, and will take all further action and will cause all further action to be taken, that the Company may reasonably request in order to create, preserve, perfect and protect the security interest in the Collateral or to enable the Company to exercise and enforce its rights and remedies hereunder or to preserve, perfect and protect the Company's right, title and interest in and to the Collateral.

                XXXVIII.2 The Grantor will at all times keep accurate and complete books and records with respect to the Collateral and agrees that the Company or its representative shall have the right at any time and from time to time to call at the Grantor's place of business during normal business hours to inspect and examine the books and records of the Grantor relating to the Collateral and to make extracts therefrom and copies thereof.

             XXXVIII.3 The Grantor will keep the Collateral free and clear of all security interests, liens and claims other than the security interest and lien herein granted and the security interest and lien granted to Nationwide or otherwise permitted to exist pursuant to the Credit Agreement, Liens for Taxes and governmental charges and levies which are not delinquent, which are being Properly Contested by or on behalf of the Grantor or which are the obligation of Citadel Cinemas or any of its Affiliates to pay pursuant to any of the Operational Agreements and Liens placed on the Collateral by, or arising from, the actions or inactions of, or any event or condition relating to, Citadel Cinemas or any of its Affiliates, whether or not such Liens are permitted to exist pursuant to the terms of any of the Operational Agreements, and will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, except by assignment to the Company and Nationwide or the holder of any such other permitted lien.

             XXXVIII.4 The Grantor will defend the Company's right, title and security interest in and to the Collateral against claims and demands of all persons whomsoever, other than Nationwide.

         XXXIX Remedies. XXXIX.1 Subject in all cases to the terms of the
               --------
Intercreditor Agreement, upon the occurrence of an Event of Default and an acceleration of the Loans, the Company may, in its sole discretion, exercise with respect to the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Code or other applicable law, and the Company may also, upon reasonable notice as specified below, sell the Collateral at public or private sale, at any exchange, broker's board or at any of the Company's offices or elsewhere, for cash, on credit or for future delivery, and at such price and upon such other terms as the Company may in good faith deem commercially reasonable. The Company or any of its Affiliates may be the purchaser of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for the Collateral, to use and apply any of the Obligations as a credit on account of the purchase price of the Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the fullest extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Grantor agrees that at least fifteen (15) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice. The Company will not be obligated to make any sale regardless of notice of sale having been given. The Company may adjourn any public or private sale from time to time by announcement of the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. The Grantor hereby waives any claims against the Company arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale, even if the Company accepts the first offer received and does not offer the Collateral to more than one offeree.

                  XXXIX.2 The proceeds of any sale of the Collateral under subsection (a) above shall be applied in the following manner:

                           (a) FIRST, to the payment of all costs and expenses
             reasonably incurred in connection with the sale, collection or other realization, including reasonable costs, fees and expenses of the Company and its agents and counsel, all other reasonable expenses, liabilities and advances made or incurred by the Company in connection therewith;

                           (b) SECOND, to the payment, in whole or in part, of
             the Nationwide Indebtedness (as defined in the Intercreditor Agreement).

                           (c) THIRD, to the payment, in whole or in part, of
             the Obligations; and

                           (d) FOURTH, the balance, if any, shall be paid to the
             Grantor or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

             If the Company or any of its Affiliates is the successful bidder at such sale, the amount owing to Nationwide in respect of the Nationwide Indebtedness (as defined in the Intercreditor Agreement) must be paid in full in cash.

             XXXIX.3 The Company has the right to enforce any and all remedies provided in this Agreement, successively and concurrently, and such action will not operate to estop or prevent the Company from pursuing any other remedy which the Company may have at law or in equity or under any other document.

             XXXIX.4 THE GRANTOR ACKNOWLEDGES THAT ANY PRIVATE SALE OF THE COLLATERAL MAY RESULT IN PRICES AND OTHER TERMS LESS FAVORABLE TO THE GRANTOR THAN IF SUCH SALE WERE A PUBLIC SALE AND THE GRANTOR AGREES THAT ANY SUCH PRIVATE SALE SHALL BE DEEMED TO HAVE BEEN MADE IN A COMMERCIALLY REASONABLE MANNER.

     XL  Company Appointed Attorney-in-Fact. Subject in all cases to the terms
         ----------------------------------
of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default which is not waived by the Company and following an acceleration of the Loans, the Grantor hereby irrevocably makes, constitutes and appoints the Company or any of its officers or designees its true and lawful attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time after the occurrence and during the continuation of an Event of Default which is not waived by the Company and following an acceleration of the Loans, to take any action, to execute any instruments and to exercise any rights, privileges, elections or power of the Grantor pertaining or relating to the Collateral which the Company may reasonably deem necessary or desirable to preserve and enforce its security interest in the Collateral and otherwise to accomplish the purposes of this Agreement.

          XLI   Company May Perform. If the Grantor fails to perform any
                -------------------
agreement contained herein, the Company may (but shall not be obligated to) itself perform, or cause performance of, such agreement; provided, however, that
                                                         --------  -------
the Company shall first have provided to the Grantor five (5) Business Days' prior written notice of the Company's intention so to act (except in cases of emergency when no such notice shall be required). Any sums expended by the Company pursuant to this Section 7 shall be added to the Obligations and secured by the Collateral.

          XLII  Amendments, etc. No amendment, waiver or modification of any
                ---------------
provision of this Agreement, nor consent to any departure by the Grantor therefrom, shall in any event be effective unless the same shall be in writing making specific reference to this Agreement and such amendment, waiver, modification or consent shall be consented to in one or more writings and signed by the Grantor, the Company and Nationwide, and then such amendment, waiver, modification or consent shall be effective only in the specific instance for the specific purpose for which given.

          XLIII Continuing Security Interest. This Agreement shall create a
                ----------------------------
continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the termination of the Commitment or
(ii) the payment in full of the Obligations, (b) be binding upon the Grantor and
(c) inure to the benefit of the Company and its successors and assigns. If the Company shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Company, then and in every such case, the Grantor and the Company shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all right, remedies and powers of the Company shall continue as if no such proceeding had been instituted.

          XLIV  Notices. All notices, offers, acceptances, approvals, waivers,
                -------
requests, demands and other communication hereunder or under any other Related Document shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by express courier service (including Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (c) in the event overnight delivery services are not readily available, if mailed by United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; provided, that in the case of a
                                   --------
notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clause (a), (b) or (c) of this Section 10. All notices shall be effective upon receipt by the addressee; provided, however,
                                                          --------  -------
that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that any party shall have the right to change its
       --------  -------
address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

                  XLIV.1      If to the Grantor:

                           Sutton Hill Capital, L.L.C.
                           120 North Robertson Blvd.
                           Los Angeles, California 90048
                           Attention:  Ira Levin
                           ---------
                           Telecopier:  (310) 652-6490
                           ----------

                  with required copies to:

                           Whitman Breed Abbott & Morgan LLP
                           200 Park Avenue
                           New York, New York 10199
                           Attention:  Howard Peskoe
                           ----------
                           Telecopier No.:  (212) 351-3131
                           --------------

                  XLIV.2      If to the Company:

                           Citadel Holding Corporation
                           550 South Hope Street
                           Suite 1825
                           Los Angeles, CA 90071
                           Attention:  President
                           ---------
                           Telecopier No.:  (213) 239-0548
                           --------------

                  with required copies to:

                           Duane, Morris & Heckscher LLP
                           380 Lexington Avenue
                           New York, NY 10168
                           Attention:  Michael H. Margulis, Esq.
                           ---------
                           Telecopier No.:  (212) 692-1020
                           --------------

          Each such notice, request or other communication shall be effective when actually received.

          XLV  Governing Law. THIS AGREEMENT HAS BEEN DELIVERED AT, AND SHALL BE
               -------------
EFFECTIVE WHEN EXECUTED BY THE GRANTOR AND THE COMPANY IN, NEW YORK, NEW YORK, WHEREUPON THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE IN NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          XLVI   Severability. Any provision of this Agreement which prohibited
                 ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          XLVII  Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts and by different parties hereto on separate counterparts, each of which counterparts, when executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

          XLVIII  Benefits. The rights and privileges of the Company hereunder
                  --------
shall inure to the benefit of its successors and assigns and the obligations of the Grantor shall be binding on the Grantor's successors and assigns.

          XLIX  Powers Coupled With An Interest. All authorizations and agencies
                -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          L  Paragraph Headings. The Article and Section headings in this
             ------------------
Agreement and the table of contents are for convenience of reference only and shall not affect the construction hereof or be taken into consideration in the interpretation hereof.

          LI  Waiver of Jury Trial. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY
              --------------------
AND EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ENFORCING OR DEFENDING ANY RIGHTS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GRANTOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 17 HAVE BEEN BARGAINED FOR AND THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION HEREWITH.

          LII  Termination. After the later of (i) the termination of the
               -----------
Commitment or (ii) the payment in full of the Obligations, this Agreement shall terminate and the Company at the request of the Grantor will execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Grantor such of the Collateral as may be in the possession of the Company and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Company.

          LIII  Conflict Of Provisions. In the event of any conflict between any
                ----------------------
term, covenant or condition of this Agreement and any term, covenant or condition of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control and govern.

          LIV   Limited Recourse. No recourse for the payment of the principal
                ----------------
of, or interest on, the Obligations or obligations of the Grantor hereunder or any other amount due under this Agreement, or for any claim based thereon or otherwise in respect thereof or hereof, shall be had against any direct or indirect member or owner of the Grantor or any incorporator, partner, shareholder, officer, member, Affiliate or director, as such, past, present or future, of any such direct or indirect member or owner except as provided in the Pledge Agreement (as defined in the Credit Agreement). Nothing contained in this
Section 20 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement and the other documents referred to herein, of rights and remedies against the Collateral, or any other Person expressly undertaking in writing obligations in connection with the transactions contemplated hereby.

          LV    Cumulative Rights; No Waiver. No failure on the part of the
                ----------------------------
Company to exercise, no course of dealing with respect to, and no delay on the part of the Company in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                     GRANTOR:

                                     SUTTON HILL CAPITAL, L.L.C.

                                     By:_________________________________
                                       Name:
                                       Title:

                                     COMPANY:

                                     CITADEL HOLDING CORPORATION

                                     By:_________________________________
                                       Name:
                                       Title:

                                   EXHIBIT G

                            INTERCREDITOR AGREEMENT

                            INTERCREDITOR AGREEMENT

         THIS INTERCREDITOR AGREEMENT, dated as of July ___, 2000 (as amended, supplemented or modified from time to time, this "Agreement"), is entered into by and among: Citadel Holding Corporation, a Nevada corporation (together with its permitted successors and assigns, "Citadel"); Sutton Hill Capital, L.L.C., a New York limited liability company (together with its permitted successors and assigns, "SHC"); and Nationwide Theatres Corp., a California corporation (together with its permitted successors and assigns, "Nationwide").

                                R E C I T A L S
                                ---------------

         WHEREAS, Nationwide is the holder of certain obligations of Sutton Hill Associates, a California general partnership ("Sutton Hill"), which relate to various assets of Sutton Hill or its Affiliates (the "Affected Assets") (such agreements, documents and instruments between Nationwide and Sutton Hill evidencing such obligations and representing a principal indebtedness of $11,000,000, collectively referred to as the "Existing Nationwide Agreement," the balance of such obligations of Sutton Hill to Nationwide being unaffected by this Agreement and not included in the "Existing Nationwide Agreement");

         WHEREAS, pursuant to the Existing Nationwide Agreement, there are outstanding loans in the aggregate principal amount of eleven million Dollars ($11,000,000);

         WHEREAS, the Affected Assets are being transferred from Sutton Hill or its Affiliates to SHC, which is wholly owned by Sutton Hill, and, in connection with such transfer, Sutton Hill desires to amend and modify the Existing Nationwide Agreement;

         WHEREAS, SHC and Citadel have entered into an agreement dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the "Citadel Agreement"), pursuant to which Citadel will make available to SHC a standby credit facility in an aggregate principal amount up to twenty eight million Dollars ($28,000,000);

         WHEREAS, as a condition precedent of borrowing under the Citadel Agreement, SHC and Citadel must enter into the Subordinated Documents (as hereinafter defined);

         WHEREAS, Nationwide has required that, in order to satisfy a condition to the amendment and modification of the Existing Nationwide Agreement (the Existing Nationwide Agreement, as so amended and modified, the "Nationwide Agreement"), this Agreement be entered into among the parties hereto; and

         WHEREAS, the purpose of this Agreement is to confirm, as between Nationwide and Citadel, their respective rights and priorities with respect to the obligations of SHC and with respect to the Equity Collateral and the Borrower Collateral (as such terms are defined in the Citadel Agreement) now or hereafter held as security by Nationwide in respect of the Nationwide Indebtedness and by Citadel in respect of the Citadel Indebtedness.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                  ARTICLE LVI

                                  DEFINITIONS

         LVI.1 Certain Defined Terms. Unless otherwise defined herein, terms
               ---------------------
that are defined in the Citadel Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

               "Affiliate" of any Person means any other Person controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled by" have the meanings correlative to the foregoing. Notwithstanding the foregoing: (a) SHC and its Affiliates ("SHC's Affiliates") shall not include Reading, Citadel and their respective Subsidiaries; (b) Reading, Citadel and their respective Subsidiaries, on the one hand, and SHC and SHC's Affiliates, on the other hand, shall not be considered Affiliates of each other; (c) SHC and SHC's Affiliates shall not include Nationwide and its Subsidiaries; (d) none of Nationwide or any of its Subsidiaries, on the one hand, and SHC or any of SHC's Affiliates, on the other hand, shall be considered Affiliates of each other; (e) Citadel and its Affiliates ("Citadel's Affiliates") shall not include Nationwide and its Subsidiaries; (f) Reading and its Affiliates ("Reading's Affiliates") shall not include Nationwide and its Subsidiaries; and (f) none of Nationwide or any of its Subsidiaries, on the one hand, and either Citadel or any of Citadel's Affiliates or Reading and any of Reading's Affiliates, on the other hand, shall be considered Affiliates of each other.

               "Agreement" has the meaning specified in the preamble to this Agreement.

               "Bad Faith Determination" with respect to a Citadel Proceeding means the entry of one or more Final Orders (i)(a) dismissing such Citadel Proceeding if (I) neither Nationwide nor SHC consented to such Citadel Proceeding and at least one of Nationwide or SHC opposed such Citadel Proceeding and (II) such Final Order is based on a finding by the court that (A) in the case of a Citadel Proceeding under the Federal bankruptcy laws, the criteria in 11 U.S.C. ss.303(b) are not satisfied or (B) in any other case, the relevant statutory criteria for bringing such Citadel Proceeding are not satisfied and (b) finding that any Petitioning Creditor in such Citadel Proceeding which is Citadel or a Citadel Affiliate, at the time such petition or other action was filed or taken, initiated such Citadel Proceeding in "bad faith" (or words of similar import) or (ii) granting judgment against a Petitioning Creditor therein which is Citadel or an Affiliate of Citadel under 11 U.S.C. ss.303(i)(2) (as any such statutory section referenced herein may hereafter be modified, restated or amended).

               "Blockage Period" has the meaning specified in Section 2.02(b).

               "Change" has the meaning specified in paragraph (b) of Section 2.10.

               "Citadel" has the meaning specified in the preamble to this Agreement.

               "Citadel Agreement Payment Default" means an Event of Default under Section 9.1(a) of the Citadel Agreement.

               "Citadel Event of Default" means an Event of Default as such term is defined in the Citadel Agreement.

               "Citadel Indebtedness" means any and all amounts of money from time to time owing by, and any and all obligations and liabilities from time to time of, SHC under the Subordinated Documents, whether now existing or hereafter arising (as limited by the terms of this Agreement), fixed or contingent, due or not due, liquidated or unliquidated, determined or undetermined, and whether for fees, indemnities, costs, expenses or otherwise, including without limitation any rights of indemnification, reimbursement, subrogation or contribution arising under the Subordinated Documents.

               "Citadel Proceeding" means an Insolvency or Liquidation Proceeding in which Citadel or any Citadel Affiliate is a Petitioning Creditor; provided, however, that, if the Citadel Indebtedness is transferred, the term Citadel Proceeding shall mean an Insolvency or Liquidation Proceeding in which the holder of the Citadel Indebtedness or an Affiliate of such holder is a Petitioning Creditor.

               "Credit Agreement" shall mean each credit agreement, loan agreement, note purchase agreement and each other agreement or arrangement between SHC and a lender or lenders to SHC or other Person or Persons providing credit support to SHC or to debt issued by or on behalf of SHC, as the same may be amended, restated, modified or supplemented from time to time, including without limitation the Nationwide Agreement and collectively, the Citadel Agreement and the Subordinated Documents.

               "Creditor" shall mean each of Nationwide and Citadel, in their respective roles as lender to SHC.

               "Final Order" means a judgment by a court of competent jurisdiction, not subject to further appeal or with respect to which the time to appeal has lapsed.

               "Fully Paid" means, with respect to the Nationwide Indebtedness, for purposes only of this Agreement, as of any date, that on or before such date (i) the principal of such Nationwide Indebtedness shall have been paid in full in immediately available funds or such other manner satisfactory to Nationwide, (ii) all interest accrued on such Nationwide Indebtedness as of such date (including interest accrued after, or that would have accrued but for, the filing of a petition under Title 11 of the United States Code (or any successor statute thereto) or the institution or initiation of any other Insolvency or Liquidation Proceeding, in accordance with the terms of such Nationwide Indebtedness) shall have been paid in full in immediately available funds or such other manner satisfactory to Nationwide, and (iii) all fees and expenses and other amounts then due and payable that constitute Nationwide Indebtedness shall have been paid in full in immediately available funds or such other manner satisfactory to Nationwide; provided, however, that if, at any time after the Nationwide Indebtedness is determined to be "Fully Paid" for purposes of this Agreement, any other amounts that constitute Nationwide Indebtedness become due and payable, such other Nationwide Indebtedness shall be "Fully Paid" for such purpose only upon satisfaction of the conditions specified in foregoing clause (i), (ii) or (iii), as the case may be, and the provisions of this Agreement shall remain, or shall be revived and thereafter remain, in full force and effect, with respect only to the principal amount of the Citadel Indebtedness then outstanding and accrued interest thereon, and any other amounts payable with respect thereto, then unpaid, until such other Nationwide Indebtedness shall be Fully Paid pursuant hereto.

               "Insolvency or Liquidation Proceeding" means (i) any insolvency or bankruptcy case or proceeding (including any case under the Bankruptcy Code), or any receivership, liquidation, reorganization or other similar case or proceeding relative to SHC or all or substantially all of its assets, or (ii) any liquidation, dissolution, reorganization or winding up of SHC, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment of all or substantially all of the assets of SHC for the benefit of creditors or any other marshaling of assets and liabilities of SHC.

               "Nationwide" has the meaning specified in the preamble to this Agreement.

               "Nationwide Accrual" means interest on the principal of the Nationwide Indebtedness (i) relating to any period in respect of which either (x) Citadel Cinemas has failed to pay any amount of Basic Rent or Additional Rent (each as defined in the Lease Agreement) or (y) as a result of the failure by Citadel Cinemas to perform any of its obligations under any of the Operational Documents, SHC has applied Basic Rent received by it to perform such obligations, in each case under clause (x) or (y) limited to the lesser of (a) the amount which Citadel Cinemas failed to so pay or the amount which SHC has so applied, as the case may be, and (b) the amount of such interest, or
         (ii) which remains unpaid and accruing on such principal (or, but for the filing of a Citadel Proceeding, that would have accrued on such principal) during the pendency of a Citadel Proceeding if there is a Bad Faith Determination with respect to such Citadel Proceeding.

               "Nationwide Agreement" has the meaning specified in the recitals to this Agreement, as any document, instrument or agreement comprising the Nationwide Agreement may from time to time be amended, modified or supplemented, and any agreement or other document or instrument pursuant to which any principal of or interest on or other amounts payable in respect of indebtedness thereunder of SHC (or any successor Person to SHC (whether by merger, consolidation, or acquisition of all or substantially all of its assets)) may be renewed, extended, refinanced, restructured, refunded or guaranteed, in each case as permitted in accordance with Section 2.10(c) of this Agreement.

               "Nationwide Event of Default" means an Event of Default as such term may be defined in the Nationwide Agreement.

               "Nationwide Indebtedness" means any and all indebtedness, obligations and liabilities of SHC from time to time outstanding under the Nationwide Agreement, in a principal amount not to exceed the amount permitted pursuant to the last sentence of Section 7.3 of the Citadel Agreement, whether now existing or hereafter arising, fixed or contingent, due or not due, liquidated or unliquidated, determined or undetermined, and whether for principal (subject to the aforesaid limitation), premium, interest (including interest accruing before or after the commencement of any Insolvency or Liquidation Proceeding or interest that would have accrued but for the commencement of such Insolvency or Liquidation Proceeding, to the date of payment, even if the claim for such interest is not allowed pursuant to Applicable Law), fees, indemnities, costs, expenses or otherwise.

               "Petitioning Creditor" with respect to any Insolvency or Liquidation Proceeding means each of the creditors that filed the petition to commence or otherwise commenced such Insolvency or Liquidation Proceeding.

               "Reading" means Reading Entertainment, Inc., a Delaware corporation, and its successors.

               "Retained Claims" has the meaning specified in Section 2.11(h) hereof.

               "SHC" has the meaning specified in the preamble to this Agreement.

               "Subordinated Documents" means the Citadel Agreement and the Note (if and when executed) and all other promissory notes and other instruments, agreements and documents executed at any time pursuant to the Citadel Agreement or in connection therewith between SHC and Citadel, including all other Related Documents, and all amendments, modifications, supplements, extensions, renewals, restatements, refundings and refinancings affecting the Citadel Agreement and all such other notes, instruments, agreements and documents.

               "Trigger Event" means the occurrence of any of the following events:

               (a) An Insolvency or Liquidation Proceeding excluding such Insolvency or Liquidation Proceeding caused by or in any way resulting from a Tenant Event;

               (b)   Acceleration of the Nationwide Indebtedness;

               (c) Acceleration of the Citadel Indebtedness as a result of a Citadel Agreement Payment Default or a failure to make payment when due under the Nationwide Agreement following the expiration of applicable notice or grace period thereunder; or

               (d) The occurrence of an Event of Default under the Citadel Agreement pursuant to Section 9.1(c) thereof arising as a result of a default by SHC under any of Section 6.8, 6.9, 7.1, 7.2, 7.3, 7.4, 7.5, 7.7, 7.9, 7.11, 7.12 or 7.13 thereof.

         LVI.2 Construction. References herein to the plural form include the
               ------------
singular, and the singular include the plural; the word "including" is not limiting; and the word "or" is not exclusive. The words "hereof", "wherein", "hereby", and "hereunder" refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, exhibit and schedule references are to articles and sections of, and exhibits and schedules to, this Agreement, unless otherwise expressly indicated.

                                 ARTICLE LVII

                            TERMS OF SUBORDINATION

         LVII.1 Subordination of Indebtedness. Citadel, for itself and its
                -----------------------------
successors and assigns, hereby agrees that (a) to the extent and in the manner provided in this Agreement, and under the circumstances provided in Sections
2.02 and 2.04 hereof, the Citadel Indebtedness is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Nationwide Indebtedness, (b) the subordination provided herein is for the benefit of Nationwide and its permitted successors and assigns, (c) Nationwide shall be deemed to have extended or acquired the Nationwide Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guarantied, in reliance upon the covenants and provisions contained in this Agreement, and
(d) the provisions of this Agreement apply notwithstanding anything to the contrary in the Subordinated Documents. Notwithstanding anything contained herein or in any other document related hereto to the contrary, however, in no event shall the Citadel Indebtedness be subordinate to a principal amount of Nationwide Indebtedness which exceeds the amount permitted pursuant to the last sentence of Section 7.3 of the Citadel Agreement.

         LVII.2 No Payment on Citadel Indebtedness in Certain Circumstances.
                -----------------------------------------------------------

                (a) Upon the maturity of any Nationwide Indebtedness, whether at the final maturity thereof, by lapse of time, acceleration or otherwise (including the scheduled time of payment (including any mandatory prepayment) of any principal or interest), all principal thereof that is then due and payable (up to the amount permitted pursuant to the last sentence of Section 7.3 of the Citadel Agreement) and interest thereon and interest thereafter accruing pursuant to the terms of the Nationwide Agreement (including interest that would have accrued but for the commencement of any Insolvency or Liquidation Proceeding) and other amounts constituting Nationwide Indebtedness that are then due and payable or thereafter accruing in accordance with the Nationwide Agreement and, to the extent so provided for therein or otherwise permitted by law, interest on such other amounts shall first be Fully Paid, before any payment or distribution is made by SHC on account of the Citadel Indebtedness.

                (b) Upon the occurrence and during the continuation of a Nationwide Event of Default, no direct or indirect payment or distribution shall be made by SHC on account of any Citadel Indebtedness, for a period (the "Blockage Period") beginning on the date of the occurrence of the Nationwide Event of Default in question and ending upon the earliest to occur of the following: (i) when such Nationwide Event of Default shall have been cured by SHC or waived in writing by Nationwide, (ii) when Nationwide shall have waived in writing the application of this Section 2.02(b) to such Nationwide Event of Default, or (iii) when the Nationwide Indebtedness is Fully Paid.

                (c) Except as expressly prohibited in paragraphs (a) and (b) of this Section 2.02, nothing contained herein or in any other document or agreement shall prohibit or restrict SHC from paying the Citadel Indebtedness as and when due.

                (d) If Citadel shall have received any payment or distribution in contravention of the provisions of paragraph (a) or (b) of this
         Section 2.02, such payment or distribution shall be held in trust for Nationwide and shall be promptly paid over to Nationwide for application to the payment of the Nationwide Indebtedness, until any of the events described in Sections 2.02(b)(i), 2.02(b)(ii) and 2.02(b)(iii) shall have occurred.

                (e) Each of the Creditors shall give prompt notice to the other Creditor of the occurrence and the type of any Nationwide Event of Default or Citadel Event of Default, as the case may be, or if a payment or distribution would constitute or result in a Nationwide Event of Default or Citadel Event of Default, as the case may be. Nationwide shall confirm in writing, in response to a written request from Citadel or any of its Affiliates, whether or not Nationwide shall have received payment from SHC of any obligation of SHC to Nationwide specified in such request. If such confirmation is not provided within ten (10) Business Days following Nationwide's receipt thereof, the requesting party can assume that such payment(s) had not been made. Failure to give any of such notices in the foregoing sentences shall not affect the subordination of the Citadel Indebtedness to the Nationwide Indebtedness as provided herein.

                (f) The provisions of this Section 2.02 shall not modify or limit in any way the application of Section 2.04.

         LVII.3.     Actions in Respect of Citadel Indebtedness.
                     ------------------------------------------

                (A) Subject in all cases to the terms of this Agreement, Citadel may (1) accelerate the Citadel Indebtedness in accordance with the terms of the Subordinated Documents; (2) file a claim in respect of the Citadel Indebtedness in any Insolvency or Liquidation Proceeding; and (3) take all other action necessary to enforce and protect its rights with respect to the Citadel Indebtedness.

                (B) In the event of a Citadel Agreement Payment Default, Citadel is entitled to exercise all rights and remedies pursuant to the terms of the Citadel Agreement and the Subordinated Documents. In the event of a Citadel Event of Default other than a Citadel Agreement Payment Default, Citadel is entitled to exercise all rights and remedies pursuant to the terms of the Citadel Agreement and the Subordinated Documents following the earliest to occur of the following: (i) Nationwide has waived this provision in writing; (ii) the Nationwide Indebtedness is Fully Paid; (iii) the Nationwide Indebtedness is accelerated; and

         (iv) the expiration of ninety (90) days from the occurrence of the Citadel Event of Default in question. If the Citadel Event of Default in question is cured within the time period set forth in clause (iv) of this paragraph (b) and prior to the occurrence of the event described in clause (i), (ii) or (iii) above, then, for all purposes of this Agreement, such Citadel Event of Default shall be deemed never to have existed. Nothing contained in this Section 2.03 shall in any way affect the rights and remedies of the parties contained in the other provisions of this Agreement in the event of an Insolvency or Liquidation Proceeding.

                (c) Notwithstanding anything contained herein to the contrary, Nationwide, for itself and its successors and assigns, agrees that (i) it will not voluntarily release, subordinate or surrender, or, except in connection with an assignment of the Nationwide Indebtedness, sell or exchange, its Lien on the Equity Collateral unless and until the Nationwide Indebtedness shall have been Fully Paid or Citadel shall have given its prior consent to such release, and (ii) if Citadel shall be subrogated to the rights and interests of Nationwide pursuant to
         Section 2.06 hereof or shall acquire the Nationwide Indebtedness pursuant to Section 2.11(h) hereof, Nationwide shall assign to Citadel, without recourse to, or representation or warranty by, Nationwide, Nationwide's Lien on the Equity Collateral and the Borrower Collateral to the extent of such Lien.

         LVII.4 Subordination on Dissolution, Liquidation or Reorganization of
                --------------------------------------------------------------
SHC. In the event of any Insolvency or Liquidation Proceeding:
---

                (a) Unless Nationwide agrees to a different treatment with respect to its claim for the Nationwide Indebtedness (as to which Nationwide shall have absolutely no obligation), upon any distribution of assets of SHC of any kind or character, whether in cash, securities or other property, arising out of such Insolvency or Liquidation Proceeding, all Nationwide Indebtedness shall be Fully Paid before Citadel is entitled to receive any payment or distribution on account of any Citadel Indebtedness;

                (b) Any payment or distribution of assets of SHC of any kind or character, whether in cash, securities or other property (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of SHC being subordinated to the Citadel Indebtedness), to which Citadel would be entitled except for the provisions of this Section 2.04, shall be paid by SHC, as debtor in possession, or any bankruptcy trustee or other agent or other Person making such payment or distribution directly to Nationwide, until all Nationwide Indebtedness remaining unpaid is Fully Paid, after giving effect to any concurrent payments or distributions to or for Nationwide for application to the payment of the Nationwide Indebtedness, or any of the events described in Section 2.02(b)(i),
         (ii) or (iii) shall have occurred; and

                (c)  If, notwithstanding the foregoing provisions of this
         Section 2.04, Citadel shall have received any payment or distribution of assets of SHC, or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character in respect of the Citadel Indebtedness, whether in cash, securities or other property, before all Nationwide Indebtedness shall have been Fully Paid, such payment or distribution shall be received and held in trust for Nationwide, and shall promptly be paid over or delivered to Nationwide, for the benefit of Nationwide, until all Nationwide Indebtedness then remaining unpaid is Fully Paid, after giving effect to any concurrent payments or distributions to or for Nationwide for application to the Nationwide Indebtedness, or any of the events described in Section 2.02(b)(i), (ii) or (iii) shall have occurred.

         LVII.5.     Liens. The Liens on the Collateral in favor of Citadel
                     -----
shall be subject and subordinate in all respects to the Liens in favor of Nationwide.

         LVII.6.     Citadel to Be Subrogated to Rights of Nationwide. Only
                     ------------------------------------------------
after the Nationwide Indebtedness shall have been Fully Paid, Citadel, to the extent of any payments or distributions of cash, securities and other assets with respect to the Citadel Indebtedness made to or for Nationwide pursuant to this Agreement, shall be subrogated to the rights of Nationwide to receive any and all payments or distributions of cash, securities and other assets payable with respect to the Nationwide Indebtedness until all amounts owing on the Citadel Indebtedness shall have been paid in full. For the purpose of such subrogation, no such payments or distributions to or for Nationwide that otherwise would have been made to Citadel but for this Agreement shall, as between SHC and Citadel, be deemed to be payment by SHC on account of the Citadel Indebtedness; provided, however, that (x) unless and until, as between Nationwide and Citadel, the Nationwide Indebtedness is Fully Paid, Citadel shall not have the right, ability or power to exercise any rights or remedies in respect of or by reason of such subrogation and (y) such rights of subrogation, and any claims of Citadel with respect thereto, are nevertheless limited by and subject to Section 11.12 of the Citadel Agreement.

         LVII.7.     Relative Rights. (a) This Agreement defines the relative
                     ---------------
rights of Citadel, on the one hand, and Nationwide, on the other hand. Nothing in this Agreement is intended to or shall:

                     (i) impair, as between SHC and Citadel, the obligation of SHC to pay the amounts payable with respect to the Citadel Indebtedness as and when the same shall become due and payable in accordance with its terms; or

                     (ii) affect the relative rights against SHC of Citadel and creditors of Citadel other than Nationwide.

                (b) Notwithstanding anything herein or elsewhere to the contrary, if SHC fails, because of this Agreement or otherwise, to pay principal of or interest on the Citadel Indebtedness on the due date thereof, such failure shall still be considered an Event of Default under paragraph (a) of Section 9.1 of the Citadel Agreement except as otherwise provided in said paragraph (a).

         LVII.8.     Continued Effectiveness of this Agreement.
                     -----------------------------------------

                (a) The terms of this Agreement, the subordination affected hereby, and the rights of Nationwide and the obligations of Citadel arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment, modification or termination of or supplement to the Nationwide Indebtedness or the Nationwide Agreement, or any agreement, instrument or document executed or delivered pursuant thereto; (ii) the validity or enforceability of any such document; (iii) the release, sale, exchange or surrender, in whole or in part, of any collateral security, now or hereafter existing, for any of the Nationwide Indebtedness or any other indebtedness, liability or obligations of SHC to Nationwide, now existing or hereafter arising; (iv) any exercise or non-exercise of any right, power or remedy under or in respect of the Nationwide Indebtedness or any of such instruments and documents referred to in clause (i) above or arising at law; or (v) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Nationwide Indebtedness or any of the agreements, instruments or documents referred to in clause (i) above or in respect of any collateral security for the Nationwide Indebtedness or any other indebtedness, liability or obligation of SHC to Nationwide, now existing or hereafter arising, all whether or not Citadel shall have had notice or knowledge of any of the foregoing and whether or not Citadel shall have consented thereto.

                (b) The terms of this Agreement, and the rights of Citadel and the obligations of Nationwide arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (i) any amendment, modification or termination of or supplement to the Citadel Indebtedness or the Subordinated Documents, or any agreement, instrument or document executed or delivered pursuant thereto; (ii) the validity or enforceability of any such document; (iii) the release, sale, exchange or surrender, in whole or in part, of any collateral security, now or hereafter existing, for any of the Citadel Indebtedness or any other indebtedness, liability or obligations of SHC to Citadel, now existing or hereafter arising; (iv) any exercise or non-exercise of any right, power or remedy under or in respect of the Citadel Indebtedness or any of such instruments and documents referred to in clause (i) above or arising at law; or (v) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the Citadel Indebtedness or any of the agreements, instruments or documents referred to in clause
         (i)
         above or in respect of any collateral security for the Citadel Indebtedness or any other indebtedness, liability or obligation of SHC to Citadel, now existing or hereafter arising, all whether or not Nationwide shall have had notice or knowledge of any of the foregoing and whether or not Nationwide shall have consented thereto.

         LVII.9.     Provisions to Effectuate Subordination of Citadel
                     -------------------------------------------------
Indebtedness.
------------

                (a) In the event of any Insolvency or Liquidation Proceeding, Nationwide is irrevocably authorized and empowered, in its discretion, to make and present for and on behalf of Citadel such proofs of claim against SHC on account of the Citadel Indebtedness or other motions or pleadings as Nationwide may deem expedient or proper, to vote such proofs of claim in any such Insolvency or Liquidation Proceeding, to the extent permitted by law, and to receive and collect any and all payments or distributions made thereon in whatever form and to apply such payments or distributions on account of any of the Nationwide Indebtedness. Citadel irrevocably authorizes and empowers Nationwide to demand, sue for, collect and receive each of such payments and distributions and to file claims and take such other actions, in the name of Nationwide or Citadel or otherwise, as Nationwide may deem necessary or advisable for the enforcement of this Agreement. To the extent that payments or distributions are made in property other than cash, Citadel authorizes Nationwide to sell such property to such buyers and on such terms as Nationwide, in its reasonable discretion, shall determine. Citadel will execute and deliver to Nationwide such powers of attorney, assignments and other instruments or documents as may be requested by Nationwide in order to enable Nationwide to enforce any and all claims upon or with respect to the Citadel Indebtedness and to collect and receive any and all payments and distributions which may be payable or deliverable at any time with respect thereto.

                (b) Nationwide agrees that it will not exercise any of the rights or remedies under paragraph (a) of this Section 2.09 unless Citadel has failed to implement any action in question within ten (10) days prior to when such action is required pursuant to an Insolvency or Liquidation Proceeding.

                (c) Citadel specifically waives: unless Nationwide shall otherwise give its prior written consent or the Nationwide Indebtedness is Fully Paid, (i) the right to seek to give its credit (secured or otherwise) to SHC in any way under Section 364 of the Bankruptcy Code unless the same is subordinated in all respects to the Nationwide Indebtedness in accordance with the terms and conditions of this Agreement; (ii) the right to take a position inconsistent with or contrary to that of Nationwide (including a position by Nationwide to take no action) if SHC seeks to use, sell or lease the Collateral under
         Section 363 of the Bankruptcy Code or seeks to accept or reject any executory contract or lease under Section 365 of the Bankruptcy Code;
         (iii) the right to receive any collateral (including any "super priority" or equal or

         "priming" or replacement Lien) for the Citadel Indebtedness, other than the Equity Collateral and the Borrower Collateral, in each case subject to Nationwide's Liens thereon to the extent provided herein; and (iv) the right to seek adequate protection in respect of the Collateral under Section 363 or 361 of the Bankruptcy Code, unless and then only to the extent that Nationwide does and then only to the extent consistent with the subordinated position of Citadel.

         LVII.10.   Subordination not Impaired by Acts or Omissions of SHC or
                    ---------------------------------------------------------
Nationwide. (a) No right of Nationwide to enforce subordination as provided
----------
herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of SHC or, except as provided in Section 2.10(c), by any act or failure to act by Nationwide, or by any noncompliance by SHC with the provisions and covenants of the Nationwide Agreement or the Subordinated Documents, regardless of any knowledge thereof that Nationwide may have or be otherwise charged with and regardless of whether such action or failure to act diminishes or destroys any subrogation or other rights that Citadel may have or reduces or eliminates any eventual recovery in respect of the Citadel Indebtedness. Without in any way limiting the generality of the foregoing, Nationwide may, at any time and from time to time, without the consent of or notice to Citadel, except as provided in Section 2.10(c), without incurring responsibility to Citadel and without impairing or releasing the subordination and other benefits provided in this Agreement or the obligations hereunder of Citadel to Nationwide, do any one or more of the following even if any right to reimbursement or subrogation or other right or remedy of Citadel is affected, impaired or extinguished thereby:

                    (i) change the manner, place or terms of payment or extend, renew, modify or amend the terms of the Nationwide Indebtedness or any agreement or instrument evidencing, securing or guarantying any Nationwide Indebtedness (including increasing the amount of principal, changing the time and amount of repayments, increasing the rate of interest or otherwise changing the terms of the Nationwide Agreement), exercise or delay in or refrain from exercising any right or remedy against SHC and otherwise deal freely with SHC or any liability of SHC;

                    (ii) release, exercise or delay in or refrain from exercising any right or remedy against, change the terms of any agreement or instrument with or otherwise deal freely with any guarantor or any other Person liable or contingently liable in any manner for the Nationwide Indebtedness or any such liability or contingent liability;

                    (iii) settle or compromise any of the Nationwide Indebtedness or any other liability of SHC or any guarantor of the Nationwide Indebtedness to Nationwide and apply any sums by whomsoever paid and however realized to any liability (including, without limitation, the Nationwide Indebtedness) in any manner or order; and

                         (iv) fail to take or to record or otherwise perfect, for any reason or for no reason, any Lien securing the Nationwide Indebtedness by whomsoever granted, and release, sell, exercise or delay in or refrain from exercising any right or remedy against, exchange, enforce, realize upon, or otherwise deal freely with, in any manner and in any order, any of the Collateral.

                    (b) Except as provided in Section 2.10(c), Citadel hereby waives any and all notice of the creation, modification, renewal, extension or accrual of any Nationwide Indebtedness and notice of or proof of reliance by Nationwide upon this Agreement, and the Nationwide Indebtedness shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between SHC and Nationwide shall be deemed to have been consummated in reliance on this Agreement.

                    (c) Notwithstanding anything contained in this Agreement or any other agreement to the contrary, the consent of Citadel shall be required for (i) any amendment or modification of the Nationwide Agreement (any of the foregoing being a "Change") (A) changing the dates of payment of interest, principal, fees or costs in respect of the Nationwide Indebtedness or shortening the maturity of or requiring the earlier payment of any principal or interest in respect of the Nationwide Indebtedness, (B) increasing the rate of interest or the amount of any payments (including the amount of any fees payable in respect of the Nationwide Indebtedness), except for the increase in rate provided for therein following maturity thereof, whether at stated maturity, by acceleration or otherwise, or (C) adding any requirement for SHC to pay any additional fees in respect of the Nationwide Indebtedness, or (ii) any Change making any material terms and conditions of the Nationwide Agreement more restrictive or burdensome on SHC than the terms and conditions of the Nationwide Agreement delivered to Citadel and in effect on the date hereof. If any Change is made in contravention of this Section 2.10(c), any additional liabilities or obligations to Nationwide imposed thereby on SHC shall not constitute obligations secured by the Collateral and, with respect to such additional liabilities or obligations, Nationwide shall not be entitled to any of the benefits of this Agreement, the Security Agreement or the Pledge Agreement.

         LVII.11.   Additional Agreements and Waivers.
                    ---------------------------------

               (a) Citadel hereby waives (i) any requirement for marshaling of assets by Nationwide in connection with any foreclosure of the Liens of Nationwide on any Collateral or any other realization upon such Collateral, and (ii) any other principle of election of remedies.

               (b) Nationwide shall not have any obligation or duty, nor shall Citadel have any right to direct Nationwide, to retain, perfect, protect or release any Collateral (except as provided in Section 2.03(c)), to foreclose or refrain from foreclosing the Lien of Nationwide on any Collateral, to act or refrain from acting with respect to any Nationwide Event of Default, to act or refrain from acting with respect to the collection of any claim from any account debtor, guarantor or any other party, to realize upon any collateral or otherwise to exercise or refrain from exercising any rights or remedies in respect of such Lien or such Collateral. Except with respect to a violation of Section 2.03(c), Nationwide shall not be subject to any liability on account of taking or refraining from taking any action referred to in this Section 2.11(b), and Citadel waives and agrees to refrain from asserting against Nationwide any claim seeking damages or other relief by way of specific performance, injunction or otherwise, with respect to any action taken or not taken by Nationwide with respect to SHC, the Collateral or any other Person. Without limiting the foregoing, Citadel waives the right to commence or pursue any legal action on account of the exercise or non-exercise of rights, remedies or other conduct of Nationwide under the Nationwide Agreement or any document entered into in connection therewith, including allegations based on a theory of breach of fiduciary obligations of Nationwide, duty of care, duty of good faith, duty of reasonableness, negligence, equitable subordination of claims, interference with contractual relationships, conflicts of interest or otherwise, except for willful misconduct by Nationwide or a violation of Section 2.03(c) hereof.

               (c) Solely between Nationwide and Citadel, Citadel assumes responsibility for keeping itself informed as to the condition (financial or otherwise), business, assets and operations of SHC, the condition of the Collateral and all other circumstances that might in any way affect Citadel's risk under the Subordinated Documents and this Agreement (including without limitation the risk of non-payment of the Nationwide Indebtedness), and Nationwide shall have no duty or obligation whatsoever to obtain or disclose to Citadel any information or documents relative to such condition (financial or otherwise), business, assets or operations of SHC, such Collateral or such risk, whether acquired by Nationwide in the course of its relationship with SHC or otherwise. The terms of this Section 2.11(c) shall not impair or affect SHC's obligations arising under any Credit Agreement or any of the Subordinated Documents.

               (d) Citadel agrees that the subordination hereunder applies regardless of the validity or enforceability of the Nationwide Indebtedness or the Nationwide Agreement or the validity, perfection or enforceability of the Liens securing the Nationwide Indebtedness.

               (e) Citadel agrees not to (i) take any action to challenge the validity, enforceability or amount of any guaranty of the Nationwide Indebtedness given by any other Person, (ii) induce any other Person to take such action, or (iii) cooperate with any other Person in taking such action.

               (f) Within fifteen (15) days following the written request from Nationwide or SHC, Citadel shall deliver to SHC and Nationwide an estoppel certificate setting forth (i) the amount of principal and interest then due, if any, and other amounts then payable (to the extent then ascertainable), if any, in respect of the Citadel Indebtedness and (ii) whether or not the Subordinated Documents have been amended since the date hereof or the date of the last such certificate delivered pursuant hereto, as the case may be, and if so, providing a copy of the relevant amendment documents.

               (g) Within fifteen (15) days following the written request from Citadel, each of Nationwide and SHC shall deliver to Citadel an estoppel certificate setting forth (i) the amount of principal and interest then due, and other amounts then payable (to the extent ascertainable), in respect of the Nationwide Indebtedness and (ii) whether or not the Nationwide Agreement has been amended since the date hereof or the date of the last such certificate delivered pursuant hereto, as the case may be, and, if so, providing a copy of the relevant amendment documents. Nationwide confirms that, as of the date hereof, the outstanding principal sum of the Nationwide Indebtedness is eleven million Dollars ($11,000,000), and no other sums are now accrued or payable under the Nationwide Agreement except interest in accordance with the terms of the Nationwide Agreement from ________, the date of last payment of interest thereunder.

               (h) (i) At any time following a Trigger Event, upon the request of Citadel and upon at least five (5) Business Days' prior written notice to Nationwide, Nationwide will assign to Citadel, without any recourse to, or representation or warranty by, Nationwide, the Nationwide Agreement (other than Nationwide's claims, if any, in respect of interest and other fees and costs thereunder, to the extent not included in the Nationwide Accrual) (the "Retained Claims"), which Retained Claims shall be retained by and remain the property of Nationwide) upon the payment to Nationwide, or as it may direct in writing, of the sum of (x) the principal amount of the Nationwide Indebtedness or $11,000,000, whichever is less, and (y) the Nationwide Accrual; provided, however, that the Nationwide Indebtedness and the Nationwide Agreement, as assigned, will then be subject to Section
         11.12 of the Citadel Agreement. Upon such assignment, this Agreement shall terminate and all rights and obligations between Nationwide and Citadel shall terminate, except as provided in this Section 2.11(h). Upon such assignment, the combined assigned Nationwide Indebtedness and the Citadel Indebtedness shall be treated for purposes of this Agreement as if such combined Indebtedness were the Nationwide Indebtedness and the Retained Claims shall be treated as if such Retained Claims were the Citadel Indebtedness; provided, however, that nothing herein shall affect, limit or impair the right of Nationwide to enforce, collect and retain free from any limitations or restrictions of this Agreement payment of the Retained Claims from any Person other than SHC.

               (ii) At Citadel's election, payment to Nationwide or an Affiliate thereof for the amount required to be paid pursuant to subsection 2.11(h)(i) may be made by it or an Affiliate making and delivering a note for the full amount due, payable in full ninety (90) days from its date, with interest thereon payable at the rate of 8.25% monthly in arrears and on the date of payment in full (increasing to 9.75% following maturity thereof, whether at stated maturity, by acceleration or otherwise); provided, however, that Nationwide (or such Affiliate) may require that the maturity date of the note be extended to such later date, not beyond the expiration of the Initial Term of the Lease Agreement as may be requested by Nationwide (or such Affiliate) in a notice given to Citadel not later than sixty (60) days prior to the originally stated maturity date of such note, in which case the maker of the note and, if applicable, the guarantor thereof shall execute and deliver such additional documents to confirm such extension as may be appropriate. Such note, if made by an Affiliate of Citadel, shall be fully guaranteed as to payment by Citadel, or may in the first instance be made by Citadel (in which case no guaranty shall be required). The note and, if applicable, the guaranty shall be on terms and conditions reasonably satisfactory to Nationwide. The option provided herein in favor of Citadel to pay through delivery of a note and, if applicable, a guaranty shall not be available in connection with the exercise of the Purchase Option pursuant to the Lease Agreement and any such note shall be pre-payable in full upon the closing pursuant to the Purchase Option or the purchase or other acquisition by Citadel (or an Affiliate) of the Membership Interest in SHC.

               (iii) Upon the payment to Nationwide of the amount required to be paid to it pursuant to subsection 2.11(h)(i) (whether in cash or by the making and delivery of a note and, if applicable, a guaranty), Nationwide shall, as Citadel may request, either satisfy or assign (without recourse to, or representation or warranty by, Nationwide) as Citadel shall direct any and all Liens securing the Nationwide Indebtedness and any claims (other than the Retained Claims) with respect thereto; provided, however, that such Liens and claims, if so assigned, will be subject to the limitations of Section 11.12 of the Citadel Agreement. Any and all Retained Claims shall be unsecured claims and any judgment thereon shall not be enforced against or be or become Liens on any assets of SHC.

               (iv) If the Trigger Event is a Citadel Proceeding and if a Bad Faith Determination is entered with respect thereto, then Citadel shall be liable: (x) to Nationwide, for all costs and expenses (including reasonable fees and expenses of counsel and other professional advisors) incurred by Nationwide in connection with the Citadel Proceeding and in seeking such Bad Faith Determination and for interest (at the Reimbursement Rate) on any taxes paid by Nationwide as a result of the transfer or repayment of the Nationwide Indebtedness for the period from the date such taxes were paid until the date such taxes would have been paid if the Nationwide Indebtedness had been repaid at the maturity date thereof; and (y) to SHC and its Affiliates, for all costs and expenses (including reasonable fees and expenses of counsel and other professional advisors) incurred by SHC and its

         Affiliates in connection with the Citadel Proceeding and in seeking such Bad Faith Determination. If following the initiation of a Citadel Proceeding either Nationwide or any of its Affiliates or SHC or any of its Affiliates, or any other Person acting in concert with or with the support of any of them, unsuccessfully asserts a claim for a Bad Faith Determination, then Nationwide (if it or any of its Affiliates asserted such claim) or James J. Cotter and Michael R. Forman (if SHC or any of its Affiliates asserted such claim) shall be liable to Citadel for all costs and expenses (including reasonable fees and expenses of counsel and other professionals) incurred by Citadel in defending against the claim for a Bad Faith Determination.

         Section 2.12.  Transferees of Creditors; Notice of Subordination.
                        --------------------------------------------------

                  (a) Each Creditor shall not at any time sell, assign, pledge, hypothecate, or otherwise transfer its Credit Agreement (or any of its respective rights or interests therein), unless and until the transferee, pledgee, or other appropriate party shall have assumed in a writing, reasonably satisfactory to the other, all of the transferring, pledging, or hypothecating Creditor's obligations under this Agreement.

                  (b) Each Creditor warrants and represents to the other Creditor that it has not previously assigned any interest in its respective Indebtedness, that no party owns an interest in its Indebtedness other than itself and that its entire Indebtedness is owing only to it. Each Creditor covenants that its entire Indebtedness shall continue to be owing only to it, unless assigned or transferred in accordance with the terms of this Agreement.

         Section 2.13. Representations and Warranties. (a) Each Creditor hereby
                       ------------------------------
represents and warrants for the benefit of the other as follows: (i) the execution, delivery and performance of this Agreement are within its corporate power and authority and have been duly authorized by all necessary corporate action and this Agreement constitutes the legal, valid and binding obligation of each Creditor enforceable against it in accordance with its terms, except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally; and (ii) all consents for, in the case of Nationwide, the amending of the Existing Nationwide Agreement to the Nationwide Agreement and, in the case of Citadel, the funding to SHC pursuant to the Citadel Agreement have been obtained and are in effect (or will be obtained and in effect upon the date of funding).

         (b) Nationwide hereby represents to Citadel that, upon the tender in cash of the amount of the Nationwide Indebtedness in the amount and subject to the conditions set forth in Section 2.11(h)(i) hereof, the assignment provided for in said Section 2.11(h)(i) will be provided whether or not Nationwide is then the holder of the Nationwide Indebtedness.

     Section 2.14. Restriction on Amendments to Subordinated Documents. Neither
                   ---------------------------------------------------
SHC nor Citadel shall, without the prior written consent of Nationwide, waive, amend or modify any of the terms and conditions of any Subordinated Document if the effect of such waiver, amendment or modification is to (a) advance maturity dates, (b) increase rates or amounts of payments, (c) change any provision herein, or (d) otherwise make any such terms and conditions more restrictive or burdensome on SHC than the terms and conditions of the Subordinated Documents delivered to Nationwide and in effect on the date hereof or at the time of such amendment or modification.

     Section 2.15. Continuing Agreement of Subordination. This is a continuing
                   -------------------------------------
agreement of subordination and Nationwide may continue, at any time and without notice to Citadel, to extend credit or other financial accommodations to or for the benefit of SHC in reliance hereon. This Agreement shall be effective and may not be terminated or otherwise revoked by Citadel until the Nationwide Indebtedness has been Fully Paid. If Citadel shall have any right under Applicable Law or otherwise to terminate or revoke this Agreement which cannot be waived, then, to the extent permitted by law, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by Citadel, is given to the holder of such Nationwide Indebtedness. Any such termination or revocation shall not affect this Agreement in relation to
(a) any Nationwide Indebtedness which arose prior to the receipt thereof, or (b) any of the Nationwide Indebtedness created after receipt thereof, if such Nationwide Indebtedness was incurred either through committed advances or re-advances by Nationwide pursuant to the Nationwide Agreement.

     Section 2.16. Further Assurances.
                   ------------------

          (a) Upon the occurrence and during the continuation of a Nationwide Default, Citadel shall duly and promptly take such action as Nationwide may reasonably request (a) to collect the Citadel Indebtedness for the account of Nationwide and to file appropriate claims or proofs of claims in respect of the Citadel Indebtedness, (b) to execute and deliver to Nationwide such assignments or other instruments as Nationwide may reasonably request in order to enable it to enforce any and all claims with respect to the Citadel Indebtedness and any security interests securing payment of the Citadel Indebtedness, and (c) to collect and receive any and all payments or distributions which may be payable or deliverable with respect to the Citadel Indebtedness.

          (b) Nothing contained in this Agreement shall affect Citadel's obligations to make any advances pursuant to the terms of the Citadel Agreement.

                                 ARTICLE LVIII

                                 MISCELLANEOUS

          LVIII.1.  Amendments, Etc. No amendment, waiver or modification of any
                    ---------------
provision of this Agreement, nor consent to any departure by any party hereto therefrom, shall in any event be effective unless the same shall be in writing, making specific reference to this Agreement and such amendment, waiver, modification or consent shall be consented to in one or more writings signed by or consented to by all the parties hereto, and then such amendment, waiver, modification or consent shall be effective only in the specific instance and for the specific purpose for which given.

          LVIII.2.  Notices, Etc. All notices, offers, acceptances, approvals,
                    ------------
waivers, requests, demands and other communications required or permitted hereunder or under any other instrument, certificate or other document delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by express courier service (including, without limitation, Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (c) in the event overnight delivery services are not readily available, if mailed by United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; provided, that in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clause (a), (b) or (c) of this Section 3.02. All notices shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

                           If to Citadel:

                           Citadel Holding Corporation
                           550 South Hope Street
                           Suite 1825
                           Los Angeles, CA 90071
                           Facsimile: (213) 239-0548

                           with required copies to

                           Duane, Morris & Heckscher LLP
                           380 Lexington Avenue
                           New York, NY 10168
                           Attention:  Michael H. Margulis, Esq.
                           Telecopier No.:  (212) 692-1020

                           If to SHC:

                           Sutton Hill Capital, L.L.C.
                           120 North Robertson Blvd.
                           Los Angeles, California 90048
                           Attention: Ira Levin
                           Telecopier No.: (310) 652-6490

                           If to Nationwide:

                           Nationwide Theatres Corp.
                           c/o Pacific Theatres
                           Los Angeles, California 90048
                           Attention: Legal Department
                           Telecopier No.: (310)

                           with required copies to

                           Whitman Breed Abbott & Morgan LLP
                           200 Park Avenue
                           New York, New York 10166
                           Attention: Howard E. Peskoe, Esq.
                           Telecopier No.: (212) 351-3131

     Each such notice, request or other communication shall be effective when actually received.

          LVIII.3. No Waiver; Remedies. No failure on the part of any party
                   -------------------
     hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          LVIII.4. Costs and Expenses. Each Creditor agrees to pay on demand all
                   ------------------
     costs and expenses of the other Creditor in connection with the successful enforcement of this Agreement against the first Creditor (including without limitation for reasonable fees and expenses of counsel).

          LVIII.5. Binding Effect. This Agreement shall be binding upon and
                   --------------
     inure to the benefit of the parties hereto and their respective successors and assigns.

          LVIII.6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                   -------------
     CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          LVIII.7. Execution in Counterparts. This Agreement may be executed in
                   -------------------------
     any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          LVIII.8. Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY
                   --------------------
     WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          LVIII.9. Evidence of Understanding. Citadel shall, promptly upon the
                   -------------------------
     request of Nationwide, and Nationwide shall, promptly upon the request of Citadel, execute and deliver such other documents and instruments as Nationwide or Citadel, as the case may be, may deem reasonably necessary or appropriate (in proper form for recording or filing, if requested) to more fully implement or further evidence the understandings and agreements contained in this Agreement.

          LVIII.10. Conflict of Provisions. In the event of any conflict between
                    ----------------------
     any term, covenant or condition of this Agreement and any term, covenant or condition of the Nationwide Agreement, the Subordinated Documents, or any documents executed in connection therewith or the indebtedness evidenced thereby, the provisions of this Agreement shall control and govern.

          LVIII.11. Respective Rights. This Agreement sets forth the respective
                    -----------------
     rights of Citadel, on the one hand, and Nationwide, on the other hand, and, as such, has not been entered into for the benefit of SHC and may not be enforced by SHC. SHC is executing and delivering this Agreement solely to confirm to the other parties that it is aware that such other parties have entered into this Agreement and that it consents to the other parties' entering into this Agreement (though the foregoing shall not imply that SHC's consent was or is required for the execution and delivery of this Agreement by such other parties, or that its obligations pursuant to the Nationwide Agreement or the Subordinated Documents are affected in any way if an amendment is made hereto, or a waiver is granted hereunder, without SHC's consent).

          LVIII.12. Termination. This Agreement shall terminate upon payment in
                    -----------
     full of the Nationwide Indebtedness and all other amounts due under the Nationwide Agreement.

          LVIII.13. Section Headings. The Section headings in this Agreement are
                    ----------------
     for convenience of reference only and shall not affect the interpretation hereof.

          LVIII.14. Limited Recourse. SHC's obligations hereunder are intended
                    ----------------
     to be the obligations of the limited liability company only and no recourse for the payment of any amount due hereunder, or for any claim based thereon or otherwise in respect thereof, shall be had against any member of SHC or any incorporator, member, officer, director or Affiliate, as such, past, present or future of such limited liability company, it being understood that SHC is a limited liability company formed for the purpose of the transactions involved in and relating to the Citadel Agreement on the express understanding aforesaid. Nothing contained in this Section shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement, of the rights and remedies against the limited liability company or the assets of the limited liability company or affect claims under Section 5 of the Pledge Agreement or under the Indemnity Guarantee (as such terms are defined in the Citadel Agreement).

          LVIII.15. Severability. Any provision of this Agreement which is
                    ------------
     prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          LVIII.16. Bankruptcy. This Agreement shall be applicable both before
                    ----------
     and after the commencement, whether voluntary or involuntary, of any case under the Bankruptcy Code (or similar state law) involving SHC, and all references herein to SHC shall be deemed to apply to SHC as a debtor-in-possession and to any trustee in bankruptcy for the estate of SHC.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                      CITADEL HOLDING CORPORATION


                                      By:
                                         Name:
                                         Title:

                                      NATIONWIDE THEATRES CORP.,


                                      By:
                                         Name:
                                         Time:

                                      SUTTON HILL CAPITAL, L.L.C.,


                                      By:
                                         Name:
                                         Title:

                                      FOR PURPOSES OF THE LAST SENTENCE OF
                                      SECTION 2.11(h)(iv) ONLY:

                                          James J. Cotter


                                          Michael R. Forman